THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

EARNEST MONEY RECEIPT

Date: **June 4, 2015**

Earnest Money Holder acknowledges receipt of the Earnest Money in the amount of **$299,960.00** in the form of Wire, to be held by Earnest Money Holder in it's trust account, on behalf of both Seller and Buyer pursuant to the Contract to Buy and Sell Real Estate described below. Until Closing Instructions have been signed by Buyer, Seller and Earnest Money Holder, § 24 (Earnest Money Dispute) and § 25 (Termination) of the Contract will apply to the holding of the Earnest Money by Earnest Money Holder.

Seller: **Great Northern Properties, LLLP, a Colorado limited liability limited partnership, Bensler Family LLLP, a Colorado limited liability limited partnership**

Buyer: **Roi Dev Canada Inc., a Canadian Business Corporation**

Date of Contract: **11/24/2014**

Date of Closing Instructions:

This is for the sale and purchase of the Property described in the Contract and is:
7090 West 37th Street, Evans, CO 80620

We also received by wires the following:
$2,039,960.00
$499,960.00
$525,319.00

Earnest Money Holder: **Unified Title Company of Northern Colorado, LLC**

By: [signature] [signature] 6/4/15
Title Date

CERTIFIED COPY OF A RESOLUTION OF THE SOLE DIRECTOR OF ROI DEV CANADA INC.

IN FORCE AS OF: JUNE 4TH 2015

BE IT RESOLVED:

THAT the Corporation wishes to close a Sale and Purchase Agreement with GREAT NORTHERN PROPERTIES, LLLP, a Colorado limited liability limited partnership, as to an undivided 50% interest and BENSLER FAMILY LLLP (hereafter the "Seller"), a Colorado limited liability limited partnership as to an undivided 50% interest, pursuant to which the Corporation undertakes to buy from the Seller the following described property located in the City of Evans, County of Weld, State of Colorado:

> A parcel or parcels of land being a part of the Northwest Quarter (NW) and the Southwest Quarter (SW) of Section 28, Township 5 North, Range 66 West of the 6th PM., City of Evans, County of Weld, State of Colorado; and the Northeast Quarter (NE) of Section 29, Township 5 North, Range 66 West of the 6th P.M. City of Evans, County of Weld, State of Colorado; all as more particularly described on Exhibit "A" which is attached hereto and incorporated herein by this reference; and
>
> all EQUIVALENT RESIDENTIAL UNITS (EQR's) assigned to the above parcels by City of Evans ordinance concerning "City Water Rights Dedication";
>
> which has the address of (vacant land), together with all its appurtenances (Property).

THAT Mr. Sébastien Cliche, sole Director and Secretary of the Corporation, be hereby authorized to sign such Agreement on behalf of the Corporation and any additional and ancillary documentation which may be required or necessary to give full effect to this resolution.

I hereby certify that the foregoing is a true copy of a written resolution by the sole director of "ROI DEV CANADA INC" on June 2nd, 2015, in accordance with applicable laws, the articles of incorporation and by-laws of the Corporation and that this resolution is currently in effect and has not been amended, replaced, repealed or varied in any manner since it was passed.

DATED THIS 4th day of June, 215

Sebastien Cliche, Secretary

The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate Commission. (CL8-9-12) (Mandatory 1-13)
THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

CLOSING INSTRUCTIONS

DATE: June 5, 2015

1. **PARTIES, PROPERTY.** Great Northern Properties, LLLP, a Colorado limited liability limited partnership, Bensler Family LLLP, a Colorado limited liability limited partnership, Seller, and Roi Dev Canada Inc., a Canadian Business Corporation, Buyer, engage Unified Title Company of Northern Colorado, LLC, Closing Company, who agrees to provide closing and settlement services in connection with the Closing of the transaction for the sale and purchase of the property known as No.:

7090 West 37th Street, Evans, CO 80620

And more fully described in the Contract to Buy and Sell Real Estate dated November 24, 2014, including any counterproposals and amendments (Contract). All terms of the Contract are incorporated herein by reference. In the event of any conflict between this Agreement and the Contract, this Agreement shall control, subject to subsequent amendments to the Contract or this Agreement.

2. **TITLE COMMITMENT, EXCEPTIONS AND POLICY.** Closing Company (X) Agrees that upon completion of a satisfactory title search and examination, it will furnish a Title Insurance Commitment; and it will issue a Title Insurance Policy provided that all requirements have been fulfilled. Closing Company (X) Agrees to furnish copies of Exceptions.

3. **INFORMATION, PREPARATION, CLOSING, RECORDING.** Closing Company is authorized to obtain any information necessary for the Closing. Closing Company agrees to prepare (excluding legal documents), deliver and record all documents required or customarily recorded, and disburse all funds pursuant to the Contract that are necessary to carry out the terms and conditions of the Contract.

4. **CLOSING FEE.** Closing Company will receive a fee of $300.00 for providing closing and settlement services (Closing Fee).

5. **RELEASE, DISBURSEMENT.** Closing Company is not authorized to release any signed documents or things of value prior to receipt and disbursement of Good Funds, except as provided in §§ 9, 10 and 11.

6. **DISBURSER.** Closing Company shall disburse all funds, including real estate commissions, except those funds as may be separately disclosed in writing to Buyer and Seller by Closing Company or Buyer's lender on or before closing. All parties agree that no one other than the disburser can assure that payoff of loans and other disbursements will actually be made.

7. **SELLER'S NET PROCEEDS.** Seller will receive the net proceeds of closing as indicated:
( ) Cashier's Check, at Seller's expense ( ) Funds Electronically transferred (wire transfer) to an account specified by Seller, at Seller's expense ( ) Closing Company's Trust Account Check

8. **CLOSING STATEMENT.** Closing Company will prepare and deliver an accurate, complete and detailed closing statement to Buyer and Seller at time of Closing.

9. **FAILURE OF CLOSING.** If closing or disbursement does not occur on or before Closing Date set forth in the Contract, Closing Company, except as provided herein, is authorized and agrees to return all documents, monies, and things of value to the depositing party, upon which Closing Company will be relieved from any further duty, responsibility or liability in connection with these Closing Instructions. In addition, any promissory note, deed of trust or other evidence of indebtedness signed by Buyer will be voided by Closing Company, with the originals returned to Buyer and a copy to Buyer's lender.

10. **RETURN OF EARNEST MONEY.** Except as otherwise provided in § 11, Earnest Money Dispute, if the Earnest Money has not already been returned following receipt of a Notice to Terminate or other written notice of termination, Earnest Money Holder shall release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money shall be made within five days of Earnest Money Holder's receipt of the written mutual instructions signed by both Buyer and Seller, provided the Earnest Money check has cleared.

11. **EARNEST MONEY DISPUTE.** In the event of any controversy regarding the Earnest Money (notwithstanding any termination of the Contract), Earnest Money Holder shall not be required to take any action. Earnest Money Holder, at its option and sole discretion, has several options: (1) await any proceeding, (2) interplead all parties and deposit Earnest Money into a court of competent jurisdiction and shall recover court costs and reasonable attorney and legal fees, or (3) provide notice to Buyer and Seller that unless Earnest Money Holder receives a copy of the Summons and Complaint or Claim (between Buyer and Seller) containing the case number of the lawsuit (Lawsuit) within one hundred twenty days of Earnest Money Holder's notice to the parties, Earnest Money Holder shall be authorized to return the Earnest Money to Buyer. In the event Earnest Money Holder does receive a copy of the Lawsuit, and has not interpled the monies at the time of any Order, Earnest Money Holder shall disburse the Earnest Money pursuant to the Order of the Court.

12. **SUBSEQUENT AMENDMENTS.** Any amendments to, or termination of, these Closing Instructions must be in writing and signed by Buyer, Seller and Closing Company.

13. **CHANGE IN OWNERSHIP OF WATER WELL.** Within sixty days after Closing, Closing Company shall submit any required Change in Ownership form or registration of existing well form to the Division of Water Resources in the Department of Natural Resources (Division), with as much information as is available and the Division shall be responsible for obtaining the necessary well registration information directly from Buyer. Closing Company shall not be liable for delaying Closing to ensure Buyer completes any required form.

14. **WITHHOLDING.** The Internal Revenue Service and the Colorado Department of Revenue may require Closing Company to withhold a substantial portion of the proceeds of this sale when Seller is either of the following: (a) a foreign person, or (b) will not be a Colorado resident after Closing. Seller should inquire of Seller's tax advisor to determine if withholding applies or if an exemption exists.

15. **ADDITIONAL PROVISIONS.** (The following additional provisions have not been approved by the Colorado Real Estate Commission.): NONE

16. **COUNTERPARTS.** This document may be executed by each party, separately, and when each party has executed a copy, such copies taken together shall be deemed to be a full and complete contract between the parties.

17. **BROKER'S COPIES.** Closing Company shall provide, to each broker in this transaction, copies of all signed documents that such brokers are required to maintain pursuant to the rules of the Colorado Real Estate Commission.

18. NOTICE, DELIVERY, CHOICE OF LAW.

18.1 Physical Delivery. Except as provided in § 18.2, all notices must be in writing. Any notice or document to Buyer is effective when physically received by Buyer, any individual buyer, any representative of Buyer, or Brokerage Firm of Broker working with Buyer. Any notice or document to Seller shall be effective when physically received by Seller, any individual seller, any representative of Seller, or Brokerage Firm of Broker working with the Seller. Any notice or document to Closing Company shall be effective when physically received by Closing Company, any individual of Closing Company, or any representative of Closing Company.

18.2 Electronic Delivery. As an alternative to physical delivery, any signed documents and written notice may be delivered in electronic form by the following indicated methods only: . Documents with original signatures shall be provided upon request of any party.

18.3 Choice of Law. This contract and all disputes arising hereunder shall be governed by and construed in accordance with the laws of the State of Colorado that would be applicable to Colorado residents who sign a contract in this state for property located in Colorado.

Date: 06/05/2015

Buyer's Name: Buyer's Name:

Roi Dev Canada Inc, a Canadian Business Corporation

By: Sebastien Cliche, Sole Director and Secretary

Address:	825 Lebourgneuf Blvd, Suite 315 Quebec, QC G2J0B9	Address:	
Phone:		Phone:	
Fax:		Fax:	
Email Address:	malevesque@rollandinvestments.com		

Date: 06/05/2015

Seller's Name: Seller's Name:

Great Northern Properties, LLLP, a Colorado limited liability limited partnership

By: John Daniel Wheeler, Managing Partner

Bensler Family LLLP, a Colorado limited liability limited partnership

By: William C. Bensler, General Partner

By: Kristine L. Bensler, General Partner

Address:	1130 38th Avenue, Suite B Greeley, CO 80634	Address:	
Phone:		Phone:	
Fax:		Fax:	
Email Address:	dwheelermgt.com		

Closing Company's Name: Unified Title Company of Northern Colorado, LLC

Authorized Signature, Title   Date: 06/05/2015

Address:	3690 West 10th Street, 2nd Floor, Greeley, CO 80634
Phone No.:	970-356-3551
Fax No.:	970-356-2063
Email Address	hconrod@unifiedtitle.com

(TO BE COMPLETED ONLY BY BROKER AND CLOSING COMPANY)

Wheeler Management Group (Broker) (X) Working with Seller ( ) Working with Buyer engages Closing Company as Broker's scrivener to complete, for a fee not to exceed $5.00 at the sole expense of Broker, the following legal documents

(X) Deed (X) Bill of Sale ( ) Colorado Real Estate Commission approved Promissory Note ( ) Colorado Real Estate Commission approved Deed of Trust. Closing Company agrees to prepare, on behalf of Broker, the indicated legal documents pursuant to the terms and conditions of the Contract.

The documents stated above shall be subject to Broker's review and approval and Broker acknowledges that Broker is responsible for the accuracy of the above documents.

Listing Brokerage Firm's Name: Wheeler Management Group

Broker's Name: John Wheeler

BILL OF SALE

KNOW BY ALL THESE PRESENT, That **Great Northern Properties, LLLP, a Colorado limited liability limited partnership, Bensler Family LLLP, a Colorado limited liability limited partnership** of the County of Weld, in the State of Colorado, Seller(s), for all and in consideration of TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION to him in hand paid at or before the ensealing or delivery of these presents by **Roi Dev Canada Inc., a Canadian Business Corporation** of the County of Weld, in the State of Colorado, Purchaser(s), the receipt of which is hereby acknowledged has bargained and sold, and by these presents does grant and convey unto the said Purchaser(s), his personal representatives, successors and assigns, the following property, goods and chattels, to wit:

a. **Inclusions.** The Purchase Price includes the following items (Inclusions):

(1) **Fixtures.** If attached to the Property on the date of the contract, the following items are included unless excluded under Exclusions: lighting, heating, plumbing, ventilating and air conditioning fixtures, TV antennas, inside telephone, network and coaxial (cable) wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls, built-in vacuum systems (including accessories), garage door openers including remote controls:

Other Fixtures:

If any fixtures are attached to the Property after the date of this Contract, such additional fixtures are also included in the Purchase Price.

(2) **Personal Property.** If on the Property, whether attached or not, on the date of the Contract, the following items are included unless excluded under **Exclusions:** storm windows, storm doors, window and porch shades, awnings, blinds, screens, window coverings, curtain rods, drapery rods, fireplace inserts, fireplace screens, fireplace grates, heating stoves, storage sheds, and all keys. If checked, the following are included: () Water Softeners () Smoke/Fire Detectors () Carbon Monoxide Alarms () Security System () Satellite Systems (including satellite dishes).

Other Personal Property: Any owned by the seller that are currently on the property

The Personal Property to be conveyed at Closing must be conveyed by Seller free and clear of all taxes(except personal property taxes for the year of Closing), liens and encumbrances, except N/A.

(3) **Parking and Storage Facilities.** ( ) Use Only ( ) Ownership of the following parking facilities:____________; and ( ) Use Only ( ) Ownership of the following storage facilities:____________.

b. **Exclusions.** The following items are excluded (Exclusions):

c. **Water Rights, Well Rights, Water and Sewer Taps.**

(1) **Deed Water Rights.** The following legally described water rights:__________

Any deeded water rights will be by a good and sufficient________________ deed at closing.

(2) **Other Rights Relating to Water:** The following rights relating to water not included in §§ 1, 3, 4 and 5, will be transferred to Buyer at Closing: NONE.

(3) **Well Rights.** Seller agrees to supply required information to Buyer about the well. Buyer understands that if the well to be transferred is a "Small Capacity Well" or a "Domestic Exempt Water Well," used for ordinary household purposes, Buyer must, prior to or at Closing, complete a Change in Ownership form for the well. If an existing well has not been registered with the Colorado Division of Water Resources in the Department of Natural Resources (Division), Buyer must complete a registration of existing well form for the well and pay the cost of registration. If no person will be providing a closing service in connection with the transaction, Buyer shall file the form with the Division within sixty days after Closing. The Well Permit # is: N/A.

(4) **Water Stock Certificates.** The water stock certificates to be transferred at Closing are as follows: N/A

(5) **Water and Sewer Taps. Note: Buyer is advised to obtain, from the provider, written confirmation of the amount remaining to be paid, if any, time and other restrictions for transfer and use of the tap.**

(6) **Conveyance.** If Buyer is to receive any rights to water pursuant to § 2 (Other Rights Relating to Water), § 3 (Well Rights), or § 4 (Water Stock Certificates), Seller agrees to convey such rights to Buyer by executing the applicable legal instrument at Closing.

located at **7090 West 37th Street, Evans, CO 80620**

TO HAVE AND TO HOLD the same unto the Purchaser(s), his personal representatives, successors and assigns, forever. The said Seller(s) covenants and agrees with the Purchaser(s) his personal representatives, successors and assigns to WARRANT and DEFEND the sale of said property, goods and chattels, against all and every person or persons whomsoever. When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

IN WITNESS WHEREOF, The Seller(s) have hereunto set their hands and seals, this 5th day of June, 2015.

Great Northern Properties, LLLP, a Colorado limited liability limited partnership

____

By: John Daniel Wheeler, Managing Partner

Bensler Family LLLP, a Colorado limited liability limited partnership

____

By: William C. Bensler, General Partner

____

By: Kristine L. Bensler, General Partner

State of Colorado

County of

The foregoing instrument was acknowledged before me this 5th day of June, 2015, by John Daniel Wheeler as Managing Partner for Great Northern Properties, LLLP, a Colorado limited liability limited partnership and William C. Bensler as General Partner and Kristine L. Bensler as General Partner for Bensler Family LLLP, a Colorado limited liability limited

partnership.

Witness my hand and seal.

My commission expires:

____
Notary Public

WARRANTY DEED

DOC FEE: __________

THIS DEED, made this 5th day of June, 2015, between Great Northern Properties, LLLP, a Colorado limited liability limited partnership and Bensler Family LLLP, a Colorado limited liability limited partnership
of the County of Weld and State of Colorado,
grantor(s), and Roi Dev Canada Inc., a Canadian Business Corporation

whose legal address is 825 Lebourgneuf Blvd, Suite 315, Quebec, QC G2J0B9
of the County of Weld and State of Colorado, grantees:

WITNESS, that the grantor(s), for and in consideration of the sum of SIX MILLION SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($6,700,000.00), the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm unto the grantees, their heirs and assigns forever, Tenant in Severalty, all the real property, together with improvements, if any, situate, lying and being in the County of Weld and State of Colorado, described as follows:

SEE ATTACHED EXHIBIT "A"

also known by street and number as: 7090 West 37th Street, Evans, CO 80620

TOGETHER with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the grantor(s), either in law or equity, of, in and to the above bargained premises, with the hereditaments and appurtenances;

TO HAVE AND TO HOLD the said premises above bargained and described, with the appurtenances, unto the grantees, their heirs and assigns forever. The grantor(s), for himself, his heirs, and personal representatives, does covenant, grant, bargain and agree to and with the grantees, their heirs and assigns, that at the time of the ensealing and delivery of these presents, he is well seized of the premises above conveyed, has good, sure, perfect, absolute and indefeasible estate of inheritance, in law, in fee simple, and has good right, full power and lawful authority to grant, bargain, sell and convey the same in manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances and restrictions of whatever kind or nature soever, except general taxes for the current year and subsequent years, and except easements, covenants, conditions, restrictions, reservations, and rights of way of record, if any.

The grantor(s) shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the grantees, their heirs and assigns, against all and every person or persons lawfully claiming the whole or any part thereof.

The singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

IN WITNESS WHEREOF, the grantor has executed this deed on the date set forth above.

Great Northern Properties, LLLP, a Colorado
limited liability limited partnership

____
By: John Daniel Wheeler, Managing Partner

Bensler Family LLLP, a Colorado limited liability
limited partnership

____
By: William C. Bensler, General Partner

____
By: Kristine L. Bensler, General Partner

State of Colorado)
) ss.
County Of)

The foregoing instrument was acknowledged before me this June 5, 2015, by John Daniel Wheeler as Managing Partner for Great Northern Properties, LLLP, a Colorado limited liability limited partnership and William C. Bensler as General Partner and Kristine L. Bensler as General Partner for Bensler Family LLLP, a Colorado limited liability limited partnership.

Commission expires:

Witness my hand and official seal.

____
Notary Public

LEGAL DESCRIPTION

A parcel of land being a part of the Northwest Quarter (NW¼) and the Southwest Quarter (SW¼) of Section 28, Township 5 North, Range 66 West of the 6th P.M., City of Evans, County of Weld, State of Colorado, more particularly described as follows:
COMMENCING at the Northwest Corner of said Section 28 and assuming the North line of the Northwest Quarter (NW¼) to bear North 89°31'10" East, a grid bearing of the Colorado State Plane Coordinate System, North Zone, North American Datum 1983/92, a distance of 2,630.69 feet with all other bearings herein relative thereto;
THENCE South 00°00'23" West along the West line of the Northwest Quarter (NW¼) of said Section 28 a distance of 1300.00 feet to the TRUE POINT OF BEGINNING;
THENCE North 87°18'20" East a distance of 5.50 feet;
THENCE North 85°13'21" East a distance of 96.84 feet;
THENCE South 27°27'44" East a distance of 242.29 feet;
THENCE South 67°07'10" East a distance of 57.18 feet;
THENCE South 89°36'33" East a distance of 149.42 feet;
THENCE South 81°22'04" East a distance of 17.54 feet;
THENCE South 70°20'32" East a distance of 15.18 feet;
THENCE South 89°24'31" East a distance of 54.03 feet;
THENCE North 87°48'26" East a distance of 489.26 feet;
THENCE North 88°16'13" East a distance of 428.19 feet;
THENCE North 87°51'08" East a distance of 396.99 feet;
THENCE South 86°26'03" East a distance of 219.45 feet;
THENCE South 87°36'34" East a distance of 233.89 feet;
THENCE South 76°40'27" East a distance of 81.06 feet;
THENCE South 55°55'55" East a distance of 124.97 feet;
THENCE South 49°40'47" East a distance of 82.48 feet;
THENCE South 65°54'17" East a distance of 62.19 feet;
THENCE South 81°05'34" East a distance of 66.18 feet to the East line of the Northwest Quarter (NW ¼) of said Section 28;
THENCE South 00°03'05" East along the East line of the Northwest Quarter (NW¼) of said Section 28 a distance of 925.43 feet to the South line of the Northwest Quarter (NW¼) of said Section 28;
THENCE South 00°04'21" East along the East line of the Southwest Quarter (SW¼) of said Section 28 a distance of 43.09 feet to the South line of a parcel of land described in Reception No. 3040268 of the Records of Weld County;
THENCE South 89°38'54" West along the South line of said parcel of land a distance of 941.80 feet;
THENCE North 43°27'30" West along the Westerly line of said parcel of land described in Reception No. 3040268 a distance of 59.04 feet to the South line of the Northwest Quarter (NW¼) of said Section 28 and the Southeast Corner of a parcel of land described in Reception No. 3040269 of the Records of Weld County;
THENCE North 43°27'30" West along the Easterly line of said parcel of land described in Reception No. 3040269 a distance of 28.42 feet to the North line of said parcel of land;
THENCE South 89°58'24" West along the North line of said parcel of land described in Reception No. 3040269 a distance of 1631.39 feet to the West line of the (NW¼) of said Section 28;
THENCE North 00°00'23" East along the West line of the Northwest Quarter (NW¼) a distance of 1304.36 feet to the POINT OF BEGINNING.

AND

The Northeast Quarter (NE¼) of Section 29, Township 5 North, Range 66 West of the 6th P.M., in the City of Evans, County of Weld, State of Colorado, EXCEPTING THEREFROM parcels of land conveyed by instruments recorded in Book 114 at Page 124, in Book 258 at Page 186 and in Book 1537 as Reception No. 2502153.

BILL OF SALE

THIS BILL OF SALE is entered into effective June 5, 2015, by and between Great Northern Properties, a Colorado limited liability limited partnership and Bensler Family LLLP, a Colorado limited liability limited partnership, ("Grantor"), and Roi Dev Canada Inc., a Canadian Business Corporation company ("Grantee").

In consideration and receipt of the gross purchase price as described in that certain Agreement For Purchase and Sale of Equivalent Residential units (EQRS) dated November 24, 2014 and made by and between Grantor and Grantee, Grantor hereby grants, and Grantee hereby accepts Seven Hundred Sixty Three (763) of units of EQRs held in the City of Evans water bank for the benefit of Grantor ("Property").

Upon execution of this Bill of Sale, Grantor acknowledges receipt of sufficient consideration and transfers and conveys to Grantee all of grantor's right, title and interest to the Property. Grantor warrants that Grantor's title is good and that the Property is free of all liens and encumbrances. This transfer and conveyance is binding on all persons claiming from, through or under Grantor, and this transfer and conveyance is absolute and unconditional so as to vest title and any claims on warranties in the Grantee and the personal representatives and assigns of Grantee, the survivor or survivors, and the personal representatives and assigns of survivors.

GRANTOR:

Great Northern Properties, LLLP
a Colorado limited liability limited partnership

By:________________________
John Daniel Wheeler

Its: Managing Partner

Bensler Family LLLP, a Colorado limited
Liability limited partnership

By:________________________
William C. Bensler, General Partner

By:________________________
Kristine L. Bensler, General Partner

GRANTEE:

Roi Dev Canada Inc.
a Canadian Business Corporation

By: [signature]
Sebastien Cliche

Its: Sole Director and Secretary

REAL PROPERTY TRANSFER DECLARATION - (TD-1000)

GENERAL INFORMATION

Purpose: The Real Property Transfer Declaration provides essential information to the county assessor to help ensure fair and uniform assessments for all property for property tax purposes. Refer to 39-14-102(4), Colorado Revised Statutes (C.R.S.).

Requirements: All conveyance documents (deeds) subject to the documentary fee submitted to the county clerk and recorder for recordation must be accompanied by a Real Property Transfer Declaration. This declaration must be completed and signed by the grantor (seller) or grantee (buyer). Refer to 39-14-102(1)(a), C.R.S.

Penalty for Noncompliance: Whenever a Real Property Transfer Declaration does not accompany the deed, the clerk and recorder notifies the county assessor who will send a notice to the buyer requesting that the declaration be returned within thirty days after the notice is mailed.

If the completed Real Property Transfer Declaration is not returned to the county assessor within the 30 days of notice, the assessor may impose a penalty of $25.00 or .025% (.00025) of the sale price, whichever is greater. This penalty may be imposed for any subsequent year that the buyer fails to submit the declaration until the property is sold. Refer to 39-14-102(1)(b), C.R.S.

Confidentiality: The assessor is required to make the Real Property Transfer Declaration available for inspection to the buyer. However, it is only available to the seller if the seller filed the declaration. Information derived from the Real Property Transfer Declaration is available to any taxpayer or any agent of such taxpayer subject to confidentiality requirements as provided by law. Refer to 39-5-121.5, C.R.S and 39-13-102(5)(c), C.R.S.

---

1. Address and/or legal description of the real property sold: Please do not use P.O. box numbers.
   7090 West 37th Street, Evans, CO 80620
   29,5,66, Exc Upr CO Res, County of Weld, State of Colorado.

2. Type of property purchased: ☐Single Family Residential ☐Townhome ☐Condominium ☐Multi-Unit Res ☐Commercial ☐Industrial ☐Agricultural ☐Mixed Use ☐Vacant Land ☐Other ______

3. Date of closing:
   June ____ **5** ____ **2015**
   Month ____ Day ____ Year
   Date of contract if different than date of closing:
   November 24, 2014
   Month, Day, Year

4. Total Sales Price: Including all real and personal property.
   $6,700,000.00

5. Was any personal property included in the transaction? Personal property would include, but is not limited to, carpeting, draperies, free standing appliances, equipment, inventory, furniture. If the personal property is not listed, the entire purchase price will be assumed to be for the real property as per 39-13-102, C.R.S.
   ☐Yes ☐No If yes, approximate value $ ______ Describe ______

6. Did the total sale price include a trade or exchange of additional real or personal property? If yes, give the approximate value of the goods or services as of the date of closing.
   ☐Yes ☐No If yes, approximate value $ ______
   If yes, does this transaction involve a trade under IRS Code Section 1031? ☐Yes ☐No

7. Was 100% interest in the real property purchased? Mark "no" if only a partial interest is being purchased.
   ☐Yes ☐No If no, interest purchased ______%

8. Is this a transaction among related parties? Indicate whether the buyer or seller are related. Related parties include persons within the same family, business affiliates, or affiliated corporations.
   ☐Yes ☐No

9. Check any of the following that apply to the condition of the improvements at the time of purchase.
   ☐New ☐Excellent ☐Good ☐Average ☐Fair ☐Poor ☐Salvage

If the property is financed, please complete the following.

10. Total amount financed. $3,350,000.00

11. Type of financing: (Check all that apply)
- ☐ New
- ☐ Assumed
- ☐ Seller
- ☐ Third Party
- ☐ Combination; Explain ____________________

12. Terms:
- ☐ Variable; Starting interest rate __________ %
- ☐ Fixed; Interest rate __________ %
- ☐ Length of time __________ years
- ☐ Balloon payment ☐ Yes ☐ No. If yes, amount __________ Due Date __________

13. Please explain any special terms, seller concessions, or financing and any other information that would help the assessor understand the terms of sale.

For properties other than residential (Residential is defined as: single family detached, townhomes, apartments and condominiums) please complete questions 14-16 if applicable. Otherwise, skip to #17 to complete.

14. Did the purchase price include a franchise or license fee? ☐ Yes ☐ No
If yes, franchise or license fee value $__________

15. Did the purchase price involve an installment land contract? ☐ Yes ☐ No
If yes, date of contract __________

16. If this was a vacant land sale, was an on-site inspection of the property conducted by the buyer prior to the closing?
☐ Yes ☐ No

Remarks: Please include any additional information concerning the sale you may feel is important.

17. Signed this 5 day of June, 2015.
Enter the day, month, and year, have at least one of the parties to the transaction sign the document, and include an address and a daytime phone number. Please designate buyer or seller.

[signature]

Signature of Grantee (Buyer) ☐ or Grantor (Seller) ☐

18. All future correspondence (tax bills, property valuations, etc.) regarding this property should be mailed to:

Address (mailing) __________ Daytime Phone __________

City, State and Zip Code __________

Unified Title Company of Northern Colorado, LLC
3690 West 10th Street, 2nd Floor
Greeley
CO, 80634

Commitment No. 7750UTG

ESCROW AGREEMENT

The Undersigned has deposited with Unified Title Company of Northern Colorado, LLC, as Escrow Holder, the items set forth in Schedule A, to be held by the Escrow Holder subject to the terms hereof and the Special Instructions set forth in Schedule B below.

"SCHEDULE A"

("Deposit") for the payment of: ______________

"SCHEDULE B"

Whereas the undersigned has entered into a transaction involving real property located at:

with a street address of 3099 West 37th Street, Evans, CO 80620.

The Deposit shall be held as provided in this Escrow Agreement, including but not limited to the General Provisions set forth below. The parties hereto agree as further:

1. Escrow Holder shall have sole and complete discretion to apply the Deposit to the payment of the items set forth in Schedule A of this Agreement; or
2. In the event that Escrow Holder does not apply Deposit pursuant to Section 1 of Schedule B of this Agreement, Escrow Holder shall disburse the Deposit in accordance with the mutual written instruction of the Parties to this agreement.
3. Notwithstanding any termination of the contract between the parties, or any rescission of a refinance transaction for which this escrow is created, all parties agree that in the event of any controversy regarding the Deposit and things of value held by the Escrow Holder, Escrow Holder shall not be required to take any action but may await any court proceeding, or at the Escrow Holder's option and sole discretion (a) may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees, or (b) shall apply the Deposit to satisfy all debts and obligations as set forth in Schedule A of this Agreement. If the Deposit is insufficient to satisfy the debts and obligations as set forth in Schedule A, Escrow Holder shall have no liability for such deficiency.
4. In the event that Escrow Holder exercises its discretion and performs a course of action as set forth in Section 3 of Schedule B of this Agreement, Escrow Holder's actions shall not be deemed to be a breach or violation of this Agreement.
5. Other Instructions: Title Company to hold Assignment of Bill of Sale for EQRS in escrow until the promissory note has been paid in full. Once the note has been paid, the Sellers agree to release the lien against the real estate and to transfer the EQRS to the Buyer. In the event the Seller forecloses on the property, the Assignment Agreement will be released to the Seller.

Any notice given by either party to the other party or the Escrow Holder in connection with this Agreement shall be in writing and shall be deemed given (a) upon receipted personal delivery, (b) the first business day after a receipted delivery by a courier service which guarantees next-business-day delivery, or (c) on a third business day after mailing, by Certified United States Mail, postage prepaid.

GENERAL PROVISIONS TO ESCROW AGREEMENT

1. **Form of Notice.** Any instruction, notice or demand to, upon the Escrow Holder shall be in writing and may be delivered personally, by U.S. or private mail, Courier, or Telefax. Notice shall be deemed given on the first business day after said notice is received by the Escrow Holder. Telephone or other oral instruction, notice or demand need not be accepted by the Escrow Holder, but Escrow Holder shall not be liable for damages or otherwise, if actions are taken based upon non-written instructions, provided the Escrow Holder shall have relied thereon in good faith.
2. **Reliance on Notice.** Escrow Holder may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice, or instruction in connection with the provisions hereof has been duly authorized to do so.
3. **Disbursement Time Requirements.** Any notice to Escrow Holder hereunder shall be given no later than 24 hours prior to the date and time for any action by Escrow Holder. Escrow Holder agrees to act upon all notices given to it which are fully approved.
4. **Laws of Escheat.** All parties are hereby advised that unclaimed funds may be payable to the State of Colorado at some future date pursuant to the laws of Escheat, and should the Escrow Holder pay any such funds held as the Deposit, Escrow Holder shall be released from all further responsibility under this Agreement and shall not be liable to any party

so long as such payment was made pursuant to the statutes of Colorado or regulations of the Colorado Department of Revenue.

5. **Receipt and Deposit of Proceeds.** Escrow Holder shall deposit all the Escrow Deposit Funds in a federally insured institution. If the Deposit consists partly or entirely of money, then during the period the Escrow Holder is in possession of the Deposit, the money will be deposited in an FDIC insured institution (the "Institution"). Deposits shall not bear interest. Under no circumstances shall Escrow Holder be liable for loss of funds due to bank, savings and loan association or any other institution failure, including employees or agents thereof, suspension or cessation of business, or any action or inaction on the part of the bank, savings and loan association or other institution, or any delivery service transporting funds to and from such institution.
6. **Fees and Expenses of Escrow Holder.** The Escrow Holder shall be entitled to reimbursement in full, in advance, for all costs, expenses, charges, fees or other payments made or to be made by Escrow Holder in the performance of the Escrow Holder's duties and obligations under this Agreement. The Parties are jointly and severally liable for the payment of Escrow Holder of fees and expenses, and if not paid when due, such fees and expenses shall be payable out of the Deposit. Escrow Holder is hereby authorized and directed to disburse to itself in payment of fees and expenses from any funds in the Deposit, at any time, and from time to time, as the same may be due and owing. Further Escrow Holder is hereby authorized to withhold any fees and expenses from any disbursement or distribution of the Deposit to any party hereto or to the Clerk of the Court upon Interpleader. In the event that the Deposit shall consist of documents only and not funds, Escrow Agent may refuse to distribute any such documents or to otherwise act under this Agreement until all accrued but unpaid fees and expenses, of Escrow Holder, have been paid in full. The parties agree to pay Escrow Holder its usual and customary per annum fees, as may be changed from time to time without notice, or any part thereof, in advance, for any escrow in excess of one year.
7. **Non-Liability of Escrow Holder.** Escrow Holder shall not be liable for any mistakes of fact, or errors of judgment, or for any acts or omissions of any kind unless caused by the willful misconduct or gross negligence of Escrow Holder. Escrow Holder shall not be liable for any taxes, assessments, or other governmental charges which may be levied or assessed upon the Deposit or any part thereof. Escrow Holder may rely upon the advice of counsel and upon the statements of accountants, brokers or other persons reasonably believed by it in good faith to be an expert in the matters upon which they are consulted. Escrow Holder shall not be liable to anyone, and for any reasonable action taken or suffered in good faith based upon such advice or such statements.
8. **Indemnity of Escrow Holder.** The Parties hereto, jointly, and severally, agree to indemnify Escrow Holder and hold it harmless against any liability incurred by reason of this Escrow Agreement, or in connection herewith except for Escrow Holder's own willful misconduct or gross negligence, and agree to reimburse Escrow Holder for all its expenses, including, but not necessarily limited to attorneys' fees and court costs incurred in connection herewith.
9. **Disputes and Interpleader.** Notwithstanding the provisions of Section 3 of Schedule B of this Agreement, in the event of any dispute between the Parties as to either law or fact, or in the event any of the Parties hereto fail, for any reason, to fully relieve and acquit the Escrow Holder in writing, Escrow Holder may refuse, at its discretion, to carry out the Escrow Instructions, or to deliver any funds, documents, or property in its hands to anyone. Escrow Holder shall be entitled to continue, without liability, to refrain and refuse to act: (a) until all the rights of the adverse claimants have been finally adjudicated by a court having jurisdiction over the parties and the items affected hereby, after which time the Escrow Holder shall be entitled to act in conformity with such adjudication; or (b) until all differences shall have been adjusted by agreement and Escrow Holder shall have been notified thereof and shall have been directed in writing signed jointly, or in counterpart, by the parties and all persons making adverse claims or demands, at which time Escrow Holder shall be protected in acting in compliance therewith. Escrow Holder also has the right to interplead into a court of competent jurisdiction at the expense of the Parties. In any proceeding commenced by any party, Escrow Holder may deposit the Deposit with the court without the duty of determining whether the court has jurisdiction, and shall not be liable for any damages arising from the failure of the court to have jurisdiction.
10. **Request for Written Instructions.** Escrow Holder may at any time, and from time to time, request the Parties to provide written instructions concerning the propriety of a proposed payment of funds constituting the Deposit, distribution of documents, or other action or refusal to act by Escrow Holder. Should the Parties fail to provide such written instruction within a reasonable time, Escrow Holder may take such action, or refuse to act, as it may deem appropriate and shall not be liable to anyone for such action or refusal to act. Notwithstanding the foregoing, should the terms of the Escrow Agreement be complied with in the reasonable judgment of the Escrow Holder, then the Escrow Holder may disburse any funds, distribute any documents, or take such action without specific further written instructions from any party.
11. **Resignation of Escrow Holder.** Escrow Holder may resign under this Agreement by giving written notice to all of the parties hereto, effective 30 days after the date of said notice. Upon the appointment by the parties of a new Escrow Holder or custodian, or upon written instructions to Escrow Holder for other disposition of the Deposit, Escrow Holder shall, after retention of its earned escrow fees and expenses, if any, deliver the Deposit within a reasonable period of time or as directed, and shall be relieved of any and all liability hereunder.
12. **FDIC Requirements.** Further, the parties do hereby certify that we are aware that the Federal Deposit Insurance Corporation (FDIC) coverage applies to a cumulative maximum amount of $250,000.00 for each individual depositor for all of depositor's accounts at the same or related institution. Escrow Holder does not assume any responsibility for, nor will the parties hold Escrow Holder liable for, any loss occurring which arises from the fact that the amount of the above account may cause the aggregate amount of the individual depositor's accounts to exceed the cumulative maximum amount and that the excess amount is not insured. The Parties further understand that certain banking instructions such as, but not limited to, repurchase agreements and letters of credit are not covered at all by such insurance.
13. **Applicable Law.** This Agreement shall be governed by the laws of the State of Colorado.
14. **Counterparts / facsimile.** This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute the entire agreement between the parties hereto and may be executed in facsimile and such facsimile shall be accepted as original signatures. The parties acknowledge and agree that there are no intended or unintended third party beneficiaries who may rely or benefit from the provisions of this Agreement.

The Parties to this agreement, by signing below, agree that they have read and will be bound by the terms of this Escrow Agreement.

Dated This June 9, 2015

Buyer(s)/Borrower(s) ______________________ Seller(s) ______________________

______________________ ______________________

Address: Address:

______________________ ______________________

______________________ ______________________

Telephone No. ______________________ Telephone No. ______________________

Lender(s): Great Northern Properties, LLLP, a Colorado limited liability limited partnershi Lender(s):

______________________ ______________________

By: By:

Title: ______________________ Title: ______________________

Address: Address:

______________________ ______________________

______________________ ______________________

Telephone No: ______________________ Telephone No: ______________________

Unified Title Company of Northern Colorado, LLC

By: ______________________

STATE OF Colorado)
) ss.
COUNTY OF Weld)

The foregoing instrument was subscribed and sworn before me this June 9, 2015 by

____.

Witness my hand and official seal.

____
Notary Public

My commission expires: ______________.

Unified Title Company of Northern Colorado, LLC

3690 West 10th Street, 2nd Floor
Greeley, CO 80634
PHONE: 970-356-3551 FAX: 970-356-2063

PURCHASERS SETTLEMENT STATEMENT

SETTLEMENT DATE: June 5, 2015
CASE NO.: 7750UTG
DATE OF PRORATION: June 5, 2015
PROPERTY ADDRESS: 7090 West 37th Street
Evans, CO 80620
SELLER: Great Northern Properties, LLLP, a Colorado limited liability limited partnership
Bessler Family LLLP, a Colorado limited liability limited partnership
PURCHASER: Roi Dev Canada Inc., a Canadian Business Corporation
LEGAL DESCRIPTION: 29,5,66, Exc Uprr CO Res, County of Weld, State of Colorado.

DESCRIPTION	DEBIT	CREDIT
Deposit or earnest money		$299,960.00
Principal amount of new loan(s) from Great Northern Properties, LLLP, a Colorado limited liability limited partnershi		$3,350,000.00
Add'l funds		$2,039,960.00
Add'l funds		$499,960.00
Add'l funds		$525,319.00
County Property Taxes 1/1/2015 thru 6/4/2015		$1,805.34
Other Taxes 1/1/2015 thru 6/4/2015		$689.89
Contract Sales Price	$6,700,000.00	
Settlement or closing fee to Unified Title Co. of Northern Colorado (Greeley)	$150.00	
Tax Certificate to Unified Title Co. of Northern Colorado (Greeley)	$50.00	
Recording Fees to Weld County Clerk And Recorder	$97.00	
State tax/stamps to eTRCO, LLC	$670.00	
Rent for June, 2015	$-680.33	
Security deposit	$-200.00	
Sub-totals	$6,700,086.67	$6,717,694.23
Balance Due To Purchaser	$17,607.56	
TOTALS	$6,717,694.23	$6,717,694.23

APPROVED AND ACCEPTED

Sales or use taxes on personal property not included UNIFIED TITLE COMPANY OF NORTHERN COLORADO, LLC assumes no responsibility for the adjustment of special taxes or assessments unless they are shown on the Treasurer's Certificate of Taxes Due. The condition of title to the property is to be determined by reference to the title evidence provided by Seller or by personal investigation. The above statement of settlement is approved as of the settlement date shown above and Escrow Holder is hereby authorized to disburse as Trustee funds as indicated.

Purchaser

Roi Dev Canada Inc., a Canadian Business Corporation

By: Sebastien Cliche, Sole Director and Secretary

Baessler Realty

Broker/Agent

Jamie Baessler

Closing Agent

Unified Title Company of Northern Colorado, LLC

A. Settlement Statement

U.S. Department of Housing and Urban Development

OMB No. 2502-0265

B. Type of Loan

1. ☐ FHA 2. ☐ FmHA 3. ☐ Conv Unins 4. ☐ VA 5. ☐ Conv Ins. 6. ☒ Seller Finance 7. ☐ Cash Sale	6. File Number 77501330	7. Loan Number	8. Mortgage Ins Case Number

C. Note: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.

D. Name & Address of Borrower	E. Name & Address of Seller	F. Name & Address of Lender
Roi Des Chunde Inc., a Canadian Business Corporation 825 Lebourgneuf Blvd, Suite 315 Quebec, QC G2J0B9	Great Northern Properties, LLLP, a Colorado limited liability limited partnership 1130 38th Avenue, Suite B Greeley, CO 80634 See Addendum	Great Northern Properties, LLLP, a Colorado limited liability limited partnership 1130 38th Avenue, Suite B Greeley, CO 80634

G. Property Location	H. Settlement Agent Name	
29,566, East Upper CO Res. County of Weld, State of Colorado, 7090 West 37th Street Evans, CO 80620	United Title Company of Northern Colorado, LLC 3600 West 10th Street, 2nd Floor Greeley, CO 80634	
	Place of Settlement United Title Co. of Northern Colorado (Greeley) 3600 West 10th Street, 2nd Floor Greeley, CO 80634	I. Settlement Date 6/8/2015 Fund: 6/5/2015

J. Summary of Borrower's Transaction		K. Summary of Seller's Transaction	
100. Gross Amount Due from Borrower		**400. Gross Amount Due to Seller**	
101. Contract Sales Price	$6,700,000.00	401. Contract Sales Price	$6,700,000.00
102. Personal Property		402. Enter L402Description	
103. Settlement Charges to borrower	$86.67	403.	
104.		404.	
105.		405.	
Adjustments for items paid by seller in advance		Adjustments for items paid by seller in advance	
106. City property taxes		406. City property taxes	
107. County Property Taxes		407. County Property Taxes	
108. Assessment Taxes		408. Assessment Taxes	
109. School property taxes		409. School property taxes	
110. HOA Dues		410. HOA Dues	
111. Other Taxes		411. Other Taxes	
112.		412.	
113.		413.	
114.		414.	
115.		415.	
116.		416.	
120. Gross Amount Due From Borrower	$6,700,086.67	**420. Gross Amount Due to Seller**	$6,700,000.00
200. Amounts Paid By Or In Behalf Of Borrower		**500. Reductions In Amount Due to Seller**	
201. Deposit or earnest money	$275,000.00	501. Excess Deposit	
202. Principal amount of new loan(s)	$3,350,000.00	502. Settlement Charges to Seller (line 1400)	$324,350.33
203. Existing loan(s) taken subject to		503. Existing Loan(s) Taken Subject to	
204. Loan Amount 2nd Lien		504. to	
205. Add'l funds	$2,439,909.00	505. Owner carry to	$3,350,000.00
206. Add'l funds	$499,908.00	506.	
207. Add'l funds	$535,319.00	507. Proceeds to Rinehart Family Trust	$1,516,857.22
208.		508. Great Northern properties LLLP for 1031	$3,191,857.22
209.		509.	
Adjustments for items unpaid by seller		Adjustments for items unpaid by seller	
210. City property taxes		510. City property taxes	
211. County Property Taxes 01/01/15 thru 06/04/15	$1,805.34	511. County Property Taxes 01/01/15 thru 06/04/15	$1,805.34
212. Assessment Taxes		512. Assessment Taxes	
213. School property taxes		513. School property taxes	
214. HOA Dues		514. HOA Dues	
215. Other Taxes 01/01/15 thru 06/04/15	$689.89	515. Other Taxes 01/01/15 thru 06/04/15	$689.89
216.		516.	
217.		517.	
218.		518.	
219.		519.	
220. Total Paid By/For Borrower	$6,717,694.23	**520. Total Reduction Amount Due Seller**	$6,375,000.00
300. Cash At Settlement From/To Borrower		**600. Cash At Settlement To/From Seller**	
301. Gross Amount due from borrower (line 120)	$6,700,086.67	601. Gross Amount due to seller (line 420)	$6,700,000.00
302. Less amounts paid by/for borrower (line 220)	$6,717,694.23	602. Less reductions in amt. due seller (line 520)	$8,375,000.00
303. Cash To Borrower	$17,607.56	603. Cash From Seller	$1,675,000.00

Section 5 of the Real Estate Settlement Procedures Act (RESPA) requires the following: • HUD must develop a Special Information Booklet to help persons borrowing money to finance the purchase of residential real estate to better understand the nature and costs of real estate settlement services; • Each lender must provide the booklet to all applicants from whom it receives or for whom it prepares a written application to borrow money to finance the purchase of residential real estate; • Lenders must prepare and distribute with the Booklet a Good Faith Estimate of the settlement costs that the borrower is likely to incur in connection with the settlement. These disclosures are mandatory.

Section 4(a) of RESPA mandates that HUD develop and prescribe this standard form to be used at the time of loan settlement to provide full disclosure of all charges imposed upon the borrower and seller. These are third party disclosures that are designed to provide the borrower with pertinent information during the settlement process in order to be a better shopper.

The Public Reporting Burden for this collection of information is estimated to average one hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.

This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number. The information requested does not lend itself to confidentiality.

Previous Editions are Obsolete

form HUD-1 (3/86)
Handbook 4305.2

L. Settlement Charges

		Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Sales/Broker's Commission based on price $5,700,000.00 @ 5.5% = $301,500.00			
Division of Commission (line 700) as follows:			
701. $150,500.00	to Wheeler Management Group		
702. $151,000.00	to Bessler Realty		
703. Commission Paid at Settlement		$0.00	$301,500.00
800. Items Payable In Connection with Loan			
801. Loan Origination Fee %	to		
802. Loan Discount %	to		
803. Appraisal Fee	to		
804. Credit Report	to		
805. Lender's Inspection Fee	to		
806. Mortgage Insurance Application	to		
807. Assumption Fee	to		
900. Items Required by Lender To Be Paid in Advance			
901. Interest from 6/5/2015 to 7/1/2015 @ $0/day			
902. Mortgage Insurance Premium for months	to		
903. Hazard Insurance Premium for years	to		
1000. Reserves Deposited With Lender			
1001. Hazard insurance	months @ per month		
1002. Homeowner's insurance	months @ per month		
1003. City property taxes	months @ per month		
1004. County property taxes	months @ $554.37 per month		
1005. Assessment Taxes	months @ per month		
1006. School property taxes	months @ per month		
1007. HOA Dues	months @ per month		
1008. Other taxes	months @ $136.38 per month		
1011. Aggregate Adjustment			
1100. Title Charges			
1101. Settlement or closing fee	to Unified Title Co. of Northern Colorado (Greeley)	$150.00	$450.00
1102. Abstract or title search	to		
1103. Title examination	to		
1104. Title insurance binder	to		
1105. Document preparation	to		
1106. Notary fees	to		
1107. Attorney's fees	to		
(includes above items numbers:	)		
1108. Title insurance	to Unified Title Co. of Northern Colorado		$11,191.00
(includes above items numbers:	)		
1109. Lender's coverage	$3,150,000.00/$50.00		
1110. Owner's coverage	$5,700,000.00/$11,244.00		
1111. Courier/Messenger Fee	to		
1112. Release Processing Fee	to		
1113. Wire/Check Fee	to		
1114. Loan Closing Fee	to		
1115. Escrow loan doc fee	to		
1116. E-Recording, Mailing and Processing Fee	to		
1117. E-Recording Fee	to eTRCO, LLC		
1118. E-Recording Processing/Verification Fee	to eTRCO, LLC		
1119. Tax Certificate	to Unified Title Co. of Northern Colorado (Greeley)	$50.93	
1120. OSC-Ptn Land Bnd Cash Trans	to Unified Title Co. of Northern Colorado (Greeley)		$50.00
1200. Government Recording and Transfer Charges			
1201. Recording Fees Deed $11.00; Mortgage $76.00; Rel	to Weld County Clerk And Recorder	$97.00	
1202. City/county tax/stamps Deed; Mortgage	to eTRCO, LLC		
1203. State tax/stamps Deed $570.00; Mortgage	to eTRCO, LLC	$570.00	
1204. Certified Copies	to eTRCO, LLC		
1205. E-Recording Fee	to eTRCO, LLC		
1206. Record statement of authority	to Weld County Clerk And Recorder		$16.00
1300. Additional Settlement Charges			
1301. Survey	to		
1302. Pest Inspection	to		
1303. 2014 taxes paid in full R2732236	to Weld County Treasurer POC (S) $3,045.64		$0.00
1304. 2014 taxes paid in full R2304099	to Weld County Treasurer POC (S) $1,120.14		$0.00
1305. Rent for June, 2015	to	$-480.33	$480.33
1306. Security deposit	to	$-200.00	$200.00
1307. 1031 Exchange fee	to 1031 Corporation		$500.00
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)		$96.67	$314,758.33

File No. 7750UTG

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a completed copy of pages 1, 2 and 3 of this HUD-1 Settlement Statement.

Roi Dev Canada inc., a Canadian Business Corporation

By: Sebastien Cliche, Sole Director and Secretary

Great Northern Properties, LLLP, a Colorado limited liability limited partnership

By: John Daniel Wheeler, Managing Partner

SETTLEMENT AGENT CERTIFICATION

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have caused the funds to be disbursed in accordance with this statement.

Settlement Agent   Date

Warning: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010

Addendum to HUD Settlement Statement

Additional Buyers/Borrowers & Sellers

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a completed copy of pages 1, 2 and 3 of this HUD-1 Settlement Statement.

Section D – Additional Buyers/Borrowers	Section E – Additional Sellers
	Bensler Family LLLP, a Colorado limited liability limited partnership Bensler Family LLLP, a Colorado limited liability limited partnership By: William C. Bensler, General Partner By: Kristine L. Bensler, General Partner

Unified Title Company of Northern Colorado, LLC
3690 West 10th Street, 2nd Floor, Greeley, CO 80634 Phone: 970-356-3551 Fax: 970-356-2063

REAL ESTATE TAX, WATER, ASSESSMENT, AND HOA AGREEMENT

Date: 06/05/2015 File No.: 7750UTC
Property: 7090 West 37th Street, Evans, CO 80620

I. TAXES: The basis of the tax proration is as follows:
( ) The previous year's taxes in the amount of
(X) An estimate of taxes for the current year:
() Total assessed value:
() Mill Levy
() Total Estimated Taxes: $4,751.28 and $1624.57

( ) Other

SUCH PRORATION SHALL BE CONSIDERED A FINAL SETTLEMENT UNLESS OTHERWISE AGREED IN WRITING BY BUYER AND SELLER. IF THE PRORATION IS NOT FINAL SETTLEMENT, THE BUYER(S) AND SELLER(S) HEREBY AGREE THAT THEY ASSUME FULL RESPONSIBILITY FOR PURSUING AND EFFECTING THE ADJUSTMENT, AND Unified Title Company of Northern Colorado, LLC SHALL HAVE NO RESPONSIBILITY IN REGARD THERETO.

The above figures were obtained by telephone from the County Treasurer's and/or Assessor's office. UNIFIED TITLE COMPANY OF NORTHERN COLORADO, LLC is released from any and all liability in the event the County misquoted the assessment and/or mill levy figures. Any further adjustments shall be made solely between the Buyer(s) and Seller(s), if necessary, and will not make or be responsible for this re-adjustment or any liability connection therewith.
UNIFIED TITLE COMPANY OF NORTHERN COLORADO, LLC assumes no responsibility for pursuing and effectuating any readjustments and is released from any and all responsibility for said readjustments.
UNIFIED TITLE COMPANY OF NORTHERN COLORADO, LLC assumes no responsibility for the adjustment of special assessments, taxes, or for the exception of said items in the conveyance, unless they are shown on the County Treasurer's Certificate of Taxes Due. Seller(s) hereby warrants that special assessments affecting subject property, including but not limited to Homeowner's Association dues or assessments, are paid in full, except as reflected on the statement of settlement.

II. WATER / SEWER: The Seller (s) and Buyer(s) of the property fully understand that the Telephone Company, Gas Company, Electric Company, and the present Hazard Insurance Agency WILL NOT BE NOTIFIED BY THE ESCROW AGENT.

PER VERBAL INFORMATION FROM: __City of Evans

( ) Escrow Agent has withheld from the seller's proceeds to pay the final billing for any water and/or sewer charges. Funds withheld in excess of the amount due on the final statement shall be returned to the seller. In the event the final bill exceeds the escrowed amount, any additional charges are the responsibility of the seller and/or buyer.

( ) Water and sewer is paid in the HOA dues.

( ) Escrow Agent has not prorated for water and sewer. Any adjustments required will be made between buyer(s) and seller(s) and are not a part of the closing.

III. HOMEOWNER'S/CONDOMINIUM ASSOCIATION:
(X) Not Applicable

( ) The homeowner's or condominium association has provided verbal or written information to the Escrow Agent, and has indicated that for the current assessable period, the assessment of ( ) has ( ) has not been paid. The assessment ( ) has ( ) has not been prorated between the buyer(s) and seller(s). If applicable, any working capital / transfer fees / statement fees have also been collected per the HOA statement and purchase contract.

Buyer(s) and seller(s) have reviewed the above referenced HOA information and hereby agree that it represents a complete and accurate list of associations / sub associations for the above referenced property. Unified Title Company of Northern Colorado, LLC is hereby released of any liability with regard to any associations / sub associations not listed above.

CLOSING DATE: June 5, 2015

Great Northern Properties, LLLP, a Colorado limited liability limited partnership

____
By: John Daniel Wheeler, Managing Partner

Bensler Family LLLP, a Colorado limited liability limited partnership

____
By: William C. Bensler, General Partner

____
By: Kristine L. Bensler, General Partner

Roi Dev Canada Inc., a Canadian Business Corporation

[signature]
By: Sebastien Cliche, Sole Director and Secretary

Seller(s) Forwarding Address:

Buyer(s) Forwarding Address:

Certificate Of Taxes Due

Account Number R2737166
Parcel 095923000024
Assessed To
BENSLEY FAMILY LLLP (99%INT)
1200 30TH AVE STE B
GREELEY, CO 80634-2153

Certificate Number 111291
Order Number
Vendor ID 91
UNIFIED TITLE GREELEY
3500 W 10TH ST 2ND FLOOR
GREELEY, CO 80634

Legal Description
EVS 12452A NE4 29 5 66 (IGO 2ND ANNEX) EXC UPRR CO RES (MR-17)

Situs Address
2020 W 17 ST EVANS 000000000

Year	Tax	Interest	Fees	Payments	Balance
Tax Charge					
2014	$3,043.60	$0.00	$0.00	($3,043.60)	$0.00
Total Tax Charge					$0.00
Grand Total Due as of 06/03/2015					$0.00

Tax Billed at 2014 Rates for Tax Area 2021 - 3921

Authority	Mill Levy	Amount
WELD COUNTY	15.8000000*	$558.02
SCHOOL DIST 6	63.8890000	$2,256.29
NORTHERN COLORADO WATER (NC	1.0000000	$35.99
EVANS CITY	6.5540000	$127.26
MILLIKEN FIRE (BOND 2004)	0.8350000	$30.25
EVANS FIRE	15.5040000	$557.64
AIMS JUNIOR COLLEGE	6.3330000	$227.92
HIGH PLAINS LIBRARY	3.2070000	$117.38
WEST GREELEY CONSERVATION	0.4140000	$14.90
Taxes Billed 2014	84.5800000	$3,043.60

* Credit Levy

Values	Actual	Assessed
AG-FLOOD IRRIGATED LAND	$89,881	$26,050
AG-DRY FARM LAND	$495	$140
AG-GRAZING LAND	$444	$130
AG-WASTE LAND	$24	$10
FARM/RANCH RESIDENCE-IMPS	$80,193	$6,380
OTHER BLDGS.-AGRICULTURAL	$1,995	$280
Total	$182,378	$35,099

WARNING - THIS TAX CERTIFICATE DOES NOT WARRANT ANY TAXES OWED ON UNDERLYING ACCOUNTS OR PARENT OR CHILD ACCOUNTS. ALL TAX LIEN SALE AMOUNTS ARE SUBJECT TO CHANGE DUE TO ENDORSEMENT OF CURRENT TAXES BY THE LIENHOLDER OR TO ADVERTISING AND DISTRAINT WARRANT FEES. CHANGES MAY OCCUR AND THE TREASURER'S OFFICE WILL NEED TO BE CONTACTED PRIOR TO REMITTANCE AFTER THE FOLLOWING DATES: PERSONAL PROPERTY AND MOBILE HOMES - SEPTEMBER 1, REAL PROPERTY - SEPTEMBER 1. TAX LIEN SALE REDEMPTION AMOUNTS MUST BE PAID BY CASH OR CASHIERS CHECK.
SPECIAL TAXING DISTRICTS AND THE BOUNDARIES OF SUCH DISTRICTS MAY BE ON FILE WITH THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK, OR THE COUNTY ASSESSOR.

This certificate does not include land or improvements assessed under a separate account number, personal property taxes, transfer tax or misc. tax collected on behalf of other entities, special or local improvement district assessments or mobile homes, unless specifically mentioned.
I, the undersigned, do hereby certify that the entire amount of taxes due upon the above described parcels of real property and all outstanding sales for unpaid taxes as shown by the records in my office from which the same may still be redeemed with the amount required for redemption are as noted herein. In witness whereof, I have hereunto set my hand and seal.

TREASURER, WELD COUNTY, John R. Lefebvre, Jr.
1400 N. 17th Avenue
Greeley, CO 80631

John Lefebvre

50,270
4256, 28

Certificate Of Taxes Due

Account Number R2501001
Parcel 096932000019
Assessed To
GREAT NORTHERN PROPERTIES
5100 18TH AVE STE 9
GREELEY, CO 80634-4587

Certificate Number 111890
Order Number
Vendor ID 91
UNIFIED TITLE GREELEY
3650 W 10TH ST UNIT 1101
GREELEY, CO 80634

Legal Description

[illegible]

Situs Address

Year	Tax	Interest	Fees	Payments	Balance
Tax Charge					
2014	$1,320.14	$0.00	$0.00	($1,320.14)	$0.00
Total Tax Charge					$0.00
Grand Total Due as of 06/01/2015					$0.00

Tax Billed at 2014 Rates for Tax Area 0481 - 0481

Authority	Mill Levy	Amount	Values	Actual	Assessed
WELD COUNTY	15.8000000*	$246.59	AG-FLOOD IRRIGATED LAND	$53,827	$15,610
SCHOOL DIST RE1	37.8900000	$590.35			
NORTHERN COLORADO WATER (NC	1.0000000	$15.61	Total	$53,827	$15,610
EVANS CITY	3.5960000	$56.14			
MILLIKEN FIRE (BOND 2004)	0.8390000	$13.10			
EVANS FIRE	15.5000000	$241.96			
AIMS JUNIOR COLLEGE	6.3330000	$98.86			
HIGH PLAINS LIBRARY	3.2570000	$51.00			
WEST GREELEY CONSERVATION	0.4140000	$6.46			
Taxes Billed 2014	84.5620000	$1,320.14			
* Credit Levy					

WARNING - THIS TAX CERTIFICATE DOES NOT WARRANT ANY TAXES OWED ON UNDERLYING ACCOUNTS OR PARENT OR CHILD ACCOUNTS. ALL TAX LIEN SALE AMOUNTS ARE SUBJECT TO CHANGE DUE TO ENDORSEMENT OF CURRENT TAXES BY THE LIENHOLDER OR TO ADVERTISING AND DISTRAINT WARRANT FEES. CHANGES MAY OCCUR AND THE TREASURER'S OFFICE WILL NEED TO BE CONTACTED PRIOR TO REMITTANCE AFTER THE FOLLOWING DATES: PERSONAL PROPERTY AND MOBILE HOMES - SEPTEMBER 1, REAL PROPERTY - SEPTEMBER 1. TAX LIEN SALE REDEMPTION AMOUNTS MUST BE PAID BY CASH OR CASHIERS CHECK.
SPECIAL TAXING DISTRICTS AND THE BOUNDARIES OF SUCH DISTRICTS MAY BE ON FILE WITH THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK, OR THE COUNTY ASSESSOR.

This certificate does not include land or improvements assessed under a separate account number, personal property taxes, transfer tax or misc. tax collected on behalf of other entities, special or local improvement district assessments or mobile homes, unless specifically mentioned.

I, the undersigned, do hereby certify that the entire amount of taxes due upon the above described parcels of real property and all outstanding sales for unpaid taxes as shown by the records in my office from which the same may still be redeemed with the amount required for redemption are as noted herein. In witness whereof, I have hereunto set my hand and seal.

TREASURER, WELD COUNTY, John R. Lefebvre, Jr.
1400 N. 17th Avenue
Greeley, CO 80631

19810
1634.57

ORDER NUMBER: 7750UTG

Agents for Westcor Land Title Insurance Company

AFFIDAVIT AND AGREEMENT

STATE OF Colorado
COUNTY OF Weld

The undersigned, being the seller(s) or purchaser(s) of the real property described in Paragraph 9 hereof, and being duly sworn upon oath, depose(s) and say(s):

1. The representations, covenants and agreements contained herein are made to induce Unified Title Company of Northern Colorado, LLC and to authorize its title insurance policies to be issued covering the real property described in Paragraph 9 hereof, with full knowledge and intent that such representations, covenants and agreements be relied upon.
2. No construction or repair of improvements on or in the real property described in Paragraph 9 hereof has been commenced or contracted for which has not been fully completed and fully paid for more than four full months prior to the execution hereof, except as described in Paragraph 8.
3. No claims have been made to Affiant(s) or to any other person within the knowledge of Affiant(s) on account of work done or materials furnished to the real property described in Paragraph 9 hereof, except as described in Paragraph 8 hereof.
4. Affiant (s) know(s) of no violation of any restrictive protective covenants or governmental restrictions relating to the real property described in Paragraph 9 hereof, and Affiant(s) know(s) of no encroachment of improvements onto any adjoining real property or encroachment of improvements from any adjoining real property onto the real property described in Paragraph 9 hereof, except as described in Paragraph 8.
5. Affiant(s) know(s) of no parties in possession of or claiming possessors' rights pertaining to the real property described in Paragraph 9 hereof other than Affiant(s), except as described in Paragraph 8 hereof.
6. Affiant(s) know(s) of no outstanding sale contract conditional sale contract, security agreements, or financing statements, as to the real property described in Paragraph 9 hereof, except as described in Paragraph 8 hereof.
7. Affiant(s) covenant(s) and agree(s) to indemnify and hold harmless Unified Title Company of Northern Colorado, LLC, from any loss or damage which would not have occurred if the representations contained herein had been true and if the covenants and agreements contained herein had been fully performed.
8. All exceptions relating to Paragraphs 2, 3, 4, 5, and 6 hereof are as follows:

NO EXCEPTIONS

9. The real property to which this affidavit and agreement relates is located in the State of Colorado and is described as follows:

SEE NEXT PAGE

Property Address: 7090 West 37th Street, Evans, CO 80620

Great Northern Properties, LLLP, a Colorado limited liability limited partnership

____

By: John Daniel Wheeler, Managing Partner

Roi Dev Canada Inc., a Canadian Business Corporation

By: Sebastien Cliche, Sole Director and Secretary

Bensler Family LLLP, a Colorado limited liability limited partnership

____

By: William C. Bensler, General Partner

____

By: Kristine L. Bensler, General Partner

State of Colorado
County of Weld
The foregoing instrument was subscribed and sworn to before me this June 5, 2015, by**John Daniel Wheeler as Managing Partner for Great Northern Properties, LLLP, a Colorado limited liability limited partnership and William C. Bensler as General Partner and Kristine L. Bensler as General Partner for Bensler Family LLLP, a Colorado limited liability limited partnership.**

My Commission expires:

Witness my hand and official seal.

____

Notary Public

State of
County of
The foregoing instrument was subscribed and sworn to before me this June 5, 2015, by**Sebastien Cliche as Sole Director and Secretary for Roi Dev Canada Inc., a Canadian Business Corporation.**

My Commission expires:

Witness my hand and official seal.

Notary Public

Unified Title Company of Northern Colorado, LLC

Compliance Agreement

PURCHASER: Bol Dev Canada Inc., a Canadian Business Corporation

SELLER: Great Northern Properties, LLLP, a Colorado limited liability limited partnership, Bender Family LLLP, a Colorado limited liability limited partnership

FILE NO: 7750UTG

PROPERTY ADDRESS: 7090 West 37th Street, Evans CO 80620

LEGAL: A parcel of land being a part of the Northwest Quarter (NW¼) and the Southwest Quarter (SW¼) of Section 28, Township 5 North, Range 66 West of the 6th P.M., City of Evans, County of Weld, State of Colorado, more particularly described as follows:

COMMENCING at the Northwest Corner of said Section 28 and assuming the North line of the Northwest Quarter (NW¼) to bear North 89°51'10" East, a grid bearing of the Colorado State Plane Coordinate System, North Zone, North American Datum 1983/92, a distance of 2,630.69 feet with all other bearings herein relative thereto;
THENCE South 00°03'28" West along the West line of the Northwest Quarter (NW¼) of said Section 28 a distance of 1300.00 feet to the TRUE POINT OF BEGINNING;
THENCE North 07°18'20" East a distance of 5.50 feet;
THENCE North 85°13'21" East a distance of 95.84 feet;
THENCE South 27°27'44" East a distance of 242.29 feet;
THENCE South 67°07'10" East a distance of 67.18 feet;
THENCE South 89°38'33" East a distance of 149.42 feet;
THENCE South 61°22'34" East a distance of 17.54 feet;
THENCE South 70°20'32" East a distance of 15.15 feet;
THENCE South 89°24'31" East a distance of 64.03 feet;
THENCE North 37°48'25" East a distance of 458.26 feet;
THENCE North 98°16'13" East a distance of 458.18 feet;
THENCE North 87°51'05" East a distance of 398.99 feet;
THENCE South 56°26'03" East a distance of 218.46 feet;
THENCE South 87°36'34" East a distance of 238.39 feet;
THENCE South 70°40'27" East a distance of 81.00 feet;
THENCE South 56°55'55" East a distance of 124.97 feet;
THENCE South 40°40'47" East a distance of 82.48 feet;
THENCE South 65°54'17" East a distance of 62.19 feet;
THENCE South 81°06'54" East a distance of 64.16 feet to the East line of the Northwest Quarter (NW¼) of said Section 28;
THENCE South 00°08'05" East along the East line of the Northwest Quarter (NW¼) of said Section 28 a distance of 925.43 feet to the South line of the Northwest Quarter (NW¼) of said Section 28;
THENCE South 00°04'21" East along the East line of the Southwest Quarter (SW¼) of said Section 28 a distance of 43.00 feet to the South line of a parcel of land described in Reception No. 3040268 of the Records of Weld County;
THENCE South 89°38'54" West along the South line of said parcel of land a distance of 941.90 feet;
THENCE North 43°27'30" West along the Westerly line of said parcel of land described in Reception No. 3040268 a distance of 59.24 feet to the South line of the Northwest Quarter (NW¼) of said Section 28 and the Southeast Corner of a parcel of land described in Reception No. 3040269 of the Records of Weld County;
THENCE North 43°27'30" West along the Easterly line of said parcel of land described in Reception No. 3040269 a distance of 26.42 feet to the North line of said parcel of land;
THENCE South 89°56'24" West along the North line of said parcel of land described in Reception No. 3040269 a distance of 1631.39 feet to the West line of the (NW¼) of said Section 28;
THENCE North 00°03'28" East along the West line of the Northwest Quarter (NW¼) a distance of 1304.36 feet to the POINT OF BEGINNING

AND

The Northeast Quarter (NE¼) of Section 29, Township 5 North, Range 66 West of the 6th P.M., in the City of Evans, County of Weld, State of Colorado, EXCEPTING THEREFROM parcels of land conveyed by instruments recorded in Book 114 at Page 124, in Book 258 at Page 108 and in Book 1567 as Reception No. 2502150.

It is expressly agreed and understood between the undersigned parties that Unified Title Company of Northern Colorado, LLC is acting as Closing Agent in the above referenced transaction and shall in no way be liable as to the accuracy or completeness of any Payoff Statement and/or Assumption Statement that has been provided to said Company for the purposes of closing this transaction.

Unified Title Company of Northern Colorado, LLC has acted in good faith in compiling the data and information as set forth on the applicable Settlement Statement(s). The undersigned agree that any additional funds due and payable after closing, will be immediately paid by the responsible party (s).

The undersigned further agree that in the event any of the documents required in this closing misstate or inaccurately reflect the true and correct terms and provisions thereof, and said misstatement or inaccuracy is due to a unilateral mistake on the part of **Unified Title Company of Northern Colorado, LLC**, mutual mistake on the part of the undersigned and **Unified Title Company of Northern Colorado, LLC** or clerical error, then in such event the undersigned shall upon request by **Unified Title Company of Northern Colorado, LLC** and in order to correct such misstatement or inaccuracy, execute such new documents or initial such corrected original documents as **Unified Title Company of Northern Colorado, LLC** may deem necessary to remedy said inaccuracy or mistake.

IN WITNESS WHEREOF, the party (s) has/have executed this Agreement this 5th day of June, 2015

Buyers: Contact Phone #:________________

Email Address: ________________

Rei Dev Canada Inc., a Canadian Business Corporation

By: Sebastien Cliche, Sole Director and Secretary

Sellers: Contact Phone #:________________

Email Address: ________________

Great Northern Properties, LLLP, a Colorado limited liability limited partnership

____

By: John Daniel Wheeler, Managing Partner

Bensler Family LLLP, a Colorado limited liability limited partnership

____

By: William C. Bensler, General Partner

____

By: Kristine L. Bensler, General Partner

STATE OF: Colorado
COUNTY OF:

The foregoing instrument was acknowledged before me this **June 5, 2015 by John Daniel Wheeler as Managing Partner for Great Northern Properties, LLLP, a Colorado limited liability limited partnership and William C. Bensler as General Partner and Kristine L. Bensler as General Partner for Bensler Family LLLP, a Colorado limited liability limited partnership.**

Witness my hand and official seal.

My Commission Expires:

____
Notary Public

STATE OF:
COUNTY OF:

The foregoing instrument was acknowledged before me this **June 5, 2015 by Sebastien Cliche as Sole Director and Secretary for Rei Dev Canada Inc., a Canadian Business Corporation.**

Witness my hand and official seal.

My Commission Expires:

____
Notary Public

AGREEMENT FOR PURCHASE AND SALE OF EQUIVALENT RESIDENTIAL UNITS (EQRS)

THIS AGREEMENT is entered into effective June 5, 2015, by and between Great Northern Properties, LLLP, a Colorado limited liability limited partnership, and Bensler Family LLLP, a Colorado limited liability limited partnership, Seller, and Roi Dev Canada Inc, a Canadian Business Corporation, Purchaser. In consideration of the mutual covenants contained herein, and other good and valuable consideration, the parties hereto covenant and agree as follows:

1) Purchase/Sale. Purchaser hereby agrees to purchase, and Seller hereby agrees to sell, upon the terms and conditions provided herein, Seven Hundred Sixty Three (763) of Seller's units of EQRs currently held in the City of Evans water bank in the name of and for the benefit of Seller.

2) Transfer of Shares; Transfer Fee and Proration of Assessments. In exchange for said consideration, Seller shall execute all necessary documents required by the City of Evans and/or Purchaser to properly and effectively transfer all EQRs at the time time of closing.

3) Effective Date of Transfer. As between Purchaser and Seller, the effective date of transfer shall be the date the promissory note is paid in full.

4) Further Documents. Each party will, whenever and as often as it shall be reasonably requested by the other party, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such further instruments and documents as may be necessary to carry out the intent and purpose of this Agreement

PURCHASER:

Roi Dev Canada Inc.
a Canadian Business Corporation

By: [signature]
Sebastien Cliché
Its: Sole Director and Secretary

SELLER:

Great Northern Properties, LLLP
a Colorado limited liability limited partnership

By: ______________________
John Daniel Wheeler
Its: ___ Managing Partner

Bensler Family LLLP
A Colorado limited liability limited partnership

BY: ______________________
William C. Bensler, General Partner

By: ______________________

PROMISSORY NOTE

June 8, 2015 $3,350,000.00

FOR VALUE RECEIVED, the undersigned does promise to pay to the order of GREAT NORTHERN PROPERTIES, LLLP, a Colorado limited liability limited partnership, as to an undivided 50% interest and BENSLER FAMILY LLLP, a Colorado limited liability limited partnership as to an undivided 50% interest (collectively referred to as "Note Holder"), c/o WHEELER MANAGEMENT GROUP, Attn: Dan Wheeler, 1130 38th Ave., Suite B, Greeley, CO 80634, or at such other place the holder may hereafter designate, the principal sum of THREE MILLION THREE HUNDRED FIFTY THOUSAND and no/100ths DOLLARS ($3,350,000.00), together with interest thereon at the rate of 6% percent per annum, payable as follows:

> In quarterly installments of interest only in the amount of FIFTY THOUSAND TWO HUNDRED FIFTY and no/100ths DOLLARS ($50,250.00), commencing on September 5, 2015, and due on the fifth day of every third month thereafter until June 5, 2016, at which time the entire remaining balance of principal plus accrued and unpaid interest and all other sums due hereunder shall be due and payable in full.

Maker may prepay any amount at any time after date without penalty. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments.

Maker will pay to Note Holder a late charge of 5% percent of any payment not paid within ten (10) days after the payment is due. Payments shall be applied first to late charges, if any, next to accrued interest, and shall then be credited to principal.

If any payment is more than ten (10) days past due, or if any default under any encumbrance or agreement securing payment of this note is not cured within fifteen (15) days after notice of such default has been given, then the principal and accrued interest shall thereafter draw interest at the rate of 18% percent per annum, and in such event the entire balance shall become due at once or the interest may be counted as principal, at the option of the Note Holder. Any maker and all endorsers hereof severally waive presentment for payment, notice of dishonor, protest, notice of nonpayment and of protest, and agree to any extension of time of payment and partial payment before, at, or after maturity, and if this note or interest thereon is not paid when due, or if suit is brought to collect this note, they agree to pay to Note Holder all reasonable costs of collection, including attorney's fees.

All notices required hereunder shall be delivered at the option of the sender by either: (1) personal delivery; (2) overnight courier; or (3) by certified or registered mail, return receipt requested, to the following addresses:

Initials of Note Maker[s]: ________ ________

MAKER:

ROI Dev Canada inc
825 Lebourgneuf Blvd.
Office 315
Quebec City, QC G2J 0B9
Quebec, Canada.

NOTE HOLDER

Wheeler Management Group
Attn: Dan Wheeler
1130 38th Ave., Suite B
Greeley, CO 80634

With a copy to:

Witwer, Oldenburg, Barry & Groom, LLP
Attn: Patrick M. Groom. Esq.
822 7th St., Ste. 760
Greeley, CO 80631

Note Holder, at Note Holder's election, may send any notice required hereunder to Maker's registered agent within the State of Colorado, in the manner prescribed herein, and such notice shall be deemed effective notice hereunder. All notices shall be deemed delivered upon receipt, or in the case of certified or registered mail three (3) days after deposit in the U.S. Mail.

This note is secured by a DEED OF TRUST encumbering property described as follows:

A parcel or parcels of land being a part of the Northwest Quarter (NW) and the Southwest Quarter (SW) of Section 28, Township 5 North, Range 66 West of the 6th PM., City of Evans, County of Weld, State of Colorado; and the Northeast Quarter (NE) of Section 29, Township 5 North, Range 66 West of the 6th P.M. City of Evans, County of Weld, State of Colorado; all as more particularly described on Exhibit "A" which is attached hereto and incorporated herein by this reference; and

all EQUIVALENT RESIDENTIAL UNITS (EQR's) assigned or credited to the above parcels by City of Evans ;

with an address of (vacant land.)

Initials of Note Maker[s]: ________ ________

Any default under such DEED OF TRUST shall be a default under this note.

MAKER:

Roi Dev Canada Inc., a Canadian Business Corporation

By: ______________________
Sebastien Cliche, Sole Director
and Secretary

H
&
A

Initials of Note Maker[s]: ________ ________

EXHIBIT "A"

A parcel of land being a part of the Northwest Quarter (NW) and the Southwest Quarter (SW) of Section 28, Township 5 North, Range 66 West of the 6th P.M., City of Evans, County of Weld, State of Colorado, more particularly described as follows:

COMMENCING at the Northwest Corner of said Section 28 and assuming the North line of the Northwest Quarter (NW) as bearing North 89°31'10" East, a grid bearing of the Colorado State Plane Coordinate System, North Zone, North American Datum 1983/92, a distance of 2,634.49 feet with all other bearings herein relative thereto;

THENCE South 00°00'23" West along the West line of the Northwest Quarter (NW) of said Section 28 a distance of 1500.00 feet to the TRUE POINT OF BEGINNING;

THENCE North 87°18'30" East a distance of 5.50 feet;

THENCE North 85°13'21" East a distance of 96.84 feet;

THENCE South 27°27'44" East a distance of 245.29 feet;

THENCE South 67°47'10" East a distance of 47.13 feet;

THENCE South 59°36'38" East a distance of 149.42 feet;

THENCE South 81°23'04" East a distance of 17.54 feet;

THENCE South 70°20'32" East a distance of 15.15 feet;

THENCE South 89°24'31" East a distance of 54.63 feet;

THENCE North 21°48'26" East a distance of 456.26 feet;

THENCE North 33°16'39" East a distance of 458.19 feet;

THENCE North 87°51'08" East a distance of 196.99 feet;

THENCE South 59°26'03" East a distance of 219.45 feet;

THENCE South 67°56'34" East a distance of 232.59 feet;

THENCE South 76°49'27" East a distance of 81.06 feet;

THENCE South 58°15'58" East a distance of 124.97 feet;

THENCE South 45°30'47" East a distance of 82.48 feet;

THENCE South 62°54'27" East a distance of 62.19 feet;

THENCE South 81°05'34" East a distance of 64.18 feet to the East line of the Northwest Quarter (NW) of said Section 28;

THENCE South 00°04'05" East along the East line of the Northwest Quarter (NW) of said Section 28 a distance of 925.43 feet to the South line of the Northwest Quarter (NW) of said Section 28;

THENCE South 00°04'24" East along the East line of the Southwest Quarter (SW) of said Section 28 a distance of 43.99 feet to the South line of a parcel of land described in Reception No. 3040269 of the Records of Weld County;

THENCE South 89°38'54" West along the South line of said parcel of land a distance of 941.90 feet;

THENCE North 43°27'30" West along the Westerly line of said parcel of land described in Reception No. 3040268 a distance of 59.04 feet to the South line of the Northwest Quarter (NW) of said Section 28 and the Southeast Corner of a parcel of land described in Reception No. 3040269 of the Records of Weld County;

THENCE North 43°27'30" West along the Westerly line of said parcel of land described in Reception No. 3040269 a distance of 26.42 feet to the North line of said parcel of land;

THENCE South 89°58'20" West along the North line of said parcel of land described in Reception No. 3040269 a distance of 1021.29 feet to the West line of the (NW) of said Section 28;

THENCE North 00°00'23" East along the West line of the Northwest Quarter (NW) a distance of 1205.36 feet to the POINT OF BEGINNING.

AND

The Northeast Quarter (NE) of Section 29, Township 5 North, Range 66 West of the 6th P.M., in the City of Evans, County of Weld, State of Colorado. EXCEPTING THEREFROM parcels of land conveyed by instruments recorded in Book 114 at Page 324, in Book 258 at Page 586 and in Book 1357 as Reception No. 2642153.

Recording Information:

IF THIS FORM IS USED IN A CONSUMER CREDIT TRANSACTION, CONSULT LEGAL COUNSEL

THIS IS A LEGAL INSTRUMENT. IF NOT UNDERSTOOD, LEGAL, TAX OR OTHER COUNSEL SHOULD BE CONSULTED BEFORE SIGNING.

DEED OF TRUST

[Due on Transfer - Strict]

THIS DEED OF TRUST is made June 8, 2015, between ROI DEV CANADA INC., a Canadian business corporation, whose address is 825 Lebourgneuf Blvd., City of Québec, Province of Québec, Canada G2J 0B9 (Borrower); and the Public Trustee of the County in which the Property (see Paragraph 1) is situated (Trustee); for the benefit of GREAT NORTHERN PROPERTIES, LLLP, a Colorado limited liability limited partnership, as to an undivided 50% interest and BENSLER FAMILY LLLP, a Colorado limited liability limited partnership as to an undivided 50% interest, c/o WHEELER MANAGEMENT GROUP, Attn: Dan Wheeler, 1130 38th Ave., Suite B, Greeley, CO 80634, (Lender).

Borrower and Lender covenant and agree as follows:

1. Property in Trust. Borrower, in consideration of the indebtedness herein recited and the trust herein created, hereby grants and conveys to Trustee in trust, with power of sale, the following described property located in the City of Evans, County of Weld, State of Colorado:

H & A

A parcel or parcels of land being a part of the Northwest Quarter (NW ¼) and the Southwest Quarter (SW ¼) of Section 28, Township 5 North, Range 66 West of the 6th PM., City of Evans, County of Weld, State of Colorado; and the Northeast Quarter (NE ¼) of Section 29, Township 5 North, Range 66 West of the 6th P.M. City of Evans, County of Weld, State of Colorado; all as more particularly described on Exhibit "A" which is attached hereto and incorporated herein by this reference; and

all EQUIVALENT RESIDENTIAL UNITS (EQR's) assigned or credited to the above parcels by City of Evans;

which has the address of (vacant land), together with all its appurtenances (Property).

2. Note; Other Obligations Secured. This Deed of Trust is given to secure to Lender:

A. The repayment of the indebtedness evidenced by Borrower's promissory note (Note) dated June 5, 2015, in the principal sum of THREE MILLION THREE HUNDRED FIFTY THOUSAND and no/100ths U.S. DOLLARS ($3,350,000.00), with interest on the unpaid principal balance from June 5, 2015 until paid, at the rate of 6% percent per annum, with interest only payable c/o WHEELER MANAGEMENT GROUP, Attn: Dan Wheeler, 1130 38th Ave., Suite B, Greeley, CO 80634, or such other place as the Lender may designate in quarterly payments of FIFTY THOUSAND TWO HUNDRED FIFTY and no/100ths DOLLARS ($50,250.00) due on the fifth day day of each quarter beginning September 5, 2015 and due on the fifth day of every third month thereafter until June 5, 2016; however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, together with all other amounts due under the Note, shall be due and payable on June 5, 2016; and Borrower is to pay to Lender a late charge of 5% of any payment not received by the Lender within ten (10) days after payment is due; and Borrower has the right to prepay the principal amount outstanding under said Note, in whole or in part, at any time without penalty except: none.

B. The payment of all other sums, with interest thereon at 18% per annum, disbursed by Lender in accordance with this Deed of Trust to protect the security of this Deed of Trust; and

C. The performance of the covenants and agreements of Borrower herein contained.

3. Title. Borrower covenants that Borrower owns and has the right to grant and convey the Property, and warrants title to the same, subject to general real estate taxes for the current year and those exceptions more particularly described on Exhibit "B" which is attached hereto and incorporated herein by this reference.

4. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and late charges as provided in the Note and shall perform all of Borrower's other covenants contained in the Note.

5. Application of Payments. All payments received by Lender under the terms hereof shall be applied by Lender first in payment of amounts due pursuant to paragraph 23 (Escrow Funds for Taxes and Insurance), then to amounts disbursed by Lender pursuant to paragraph 9 (Protection of Lender's Security), and the balance in accordance with the terms and conditions of the Note.

6. Prior Mortgages and Deeds of Trust; Charges; Liens. Borrower shall perform all of Borrower's obligations under any prior deed of trust and any other prior liens. Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which may have or attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any, in the manner set out in paragraph 23 (Escrow Funds for Taxes and Insurance) or, if not required to be paid in such manner, by Borrower making payment when due, directly to the payee thereof. Despite the foregoing, Borrower shall not be required to make payments otherwise required by this paragraph if Borrower, after notice to Lender, shall in good faith contest such obligation by, or defend enforcement of such obligation in, legal proceedings which operate to prevent the enforcement of the obligation or forfeiture of the Property or any part thereof, only upon Borrower making all such contested payments and other payments as ordered by the court to the registry of the court in which such proceedings are filed.

7. Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included within the term "extended coverage" in an amount at least equal to the lesser of (1) the insurable value of the Property or (2) an amount sufficient to pay the sums secured by the Deed of Trust as well as any prior encumbrances on the Property. All of the foregoing shall be known as "Property Insurance".

The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender's right to reject the chosen carrier for reasonable cause. All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least ten (10) days before cancellation, termination or any material change of coverage. Insurance policies shall be furnished to Lender at or before closing. Lender shall have the right to hold the policies and renewals thereof.

In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

Insurance proceeds shall be applied to restoration or repair of the Property damaged, provided such restoration or repair is economically feasible and the security of this Deed of Trust is not thereby impaired. If such restoration or repair is not economically feasible or if the security of this Deed of Trust would be impaired, the insurance proceeds shall be applied to the sums secured by the Deed of Trust, with the excess, if any, paid to Borrower. If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is given in accordance with paragraph 16 (Notice) by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

Hopp & Associates, PC
Phone 303 • 776 • 4045 353 Main Street, Longmont, Colorado 80501 Fax 303 • 682 • 2777

Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in paragraphs 4 (Payment of Principal and Interest) and 23 (Escrow Funds for Taxes and Insurance) or change the amount of such installments. Notwithstanding anything herein to the contrary, if under paragraph 18, (Acceleration; Foreclosure; Other Remedies) the Property is acquired by Lender, all right, title and interest of Borrower in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Property prior to the sale or acquisition shall pass to Lender to the extent of the sums secured by this Deed of Trust immediately prior to such sale or acquisition.

All of the rights of Borrower and Lender hereunder with respect to insurance carriers, insurance policies and insurance proceeds are subject to the rights of any holder of a prior deed of trust with respect to said insurance carriers, policies and proceeds.

8. Preservation and Maintenance of Property. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the provisions of any lease if this Deed of Trust is on a leasehold. Borrower shall perform all of Borrower's obligations under any declarations, covenants, by-laws, rules or other documents governing the use, ownership or occupancy of the Property.

9. Protection of Lender's Security. Except when Borrower has exercised Borrower's rights under paragraph 6 above, if the Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if a default occurs in a prior lien, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including, but not limited to, disbursement of reasonable attorney's fees and entry upon the Property to make repairs. Borrower hereby assigns to Lender any right Borrower may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance.

Any amounts disbursed by Lender pursuant to this paragraph 9, with interest thereon, shall become additional indebtedness of Borrower secured by this Deed of Trust. Such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof, and Lender may bring suit to collect any amounts so disbursed plus interest specified in paragraph 2B (Note; Other Obligations Secured). Nothing contained in this paragraph 9 shall require Lender to incur any expense or take any action hereunder.

10. Inspection. Lender may make or cause to be made reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to Lender's interest in the Property.

11. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender as herein provided. However, all of the rights of Borrower and Lender hereunder with respect to such proceeds are subject to the rights of any holder of a prior deed of trust.

In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. In the event of a partial taking of the Property, the proceeds remaining after taking out any part of the award due any prior lien holder (net award) shall be divided between Lender and Borrower, in the same ratio as the amount of the sums secured by this Deed of Trust immediately prior to the date of taking bears to Borrower's equity in the Property immediately prior to the date of taking. Borrower's equity in the Property means the fair market value of the Property less the amount of sums secured by both this Deed of Trust and all prior liens (except taxes) that are to receive any of the award, all at the value immediately prior to the date of taking.

If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the condemner offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date such notice is given, Lender is authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in paragraphs 4 (Payment of Principal and Interest) and 23 (Escrow Funds for Taxes and Insurance) nor change the amount of such installments.

12. **Borrower Not Released.** Extension of the time for payment or modification of amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower, nor Borrower's successors in interest, from the original terms of this Deed of Trust. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower nor Borrower's successors in interest.

13. **Forbearance by Lender Not a Waiver.** Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

14. **Remedies Cumulative.** Each remedy provided in the Note and this Deed of Trust is distinct from and cumulative to all other rights or remedies under the Note and this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

15. **Successors and Assigns Bound; Joint and Several Liability; Captions.** The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 24 (Transfer of the Property; Assumption). All covenants and agreements of Borrower shall be joint and several. The captions and headings of the paragraphs in this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

16. **Notice.** Except for any notice required by law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be in writing and shall be given and be effective upon (1) delivery to Borrower or (2) mailing such notice by first-class U.S. mail, addressed to Borrower at Borrower's address stated herein or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be in writing and shall be given and be effective upon (1) delivery to Lender or (2) mailing such notice by first class U.S. mail, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in any manner designated herein.

17. **Governing Law; Severability.** The Note and this Deed of Trust shall be governed by the laws of Colorado. In the event that any provision or clause of this Deed of Trust or the Note conflicts with the law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of the Deed of Trust and Note are declared to be severable.

18. **Acceleration; Foreclosure; Other Remedies.** Except as provided in paragraph 24 (Transfer of the Property; Assumption), upon Borrower's breach of any covenant or agreement of Borrower in this Deed of Trust, or upon any default in a prior lien upon the Property, (unless Borrower has exercised borrower's rights under paragraph 6 above), at Lender's option, all of the sums secured by this Deed of Trust shall be immediately due and payable (Acceleration). To exercise this option, Lender may invoke the power of sale and any other remedies permitted by law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this Deed of Trust, including, but not limited to, reasonable attorney's fees.

If Lender invokes the power of sale, Lender shall give written notice to Trustee of such election. Trustee shall give such notice to Borrower of Borrower's rights as is provided by law. Trustee shall record a copy of such notice as required by law. Trustee shall advertise the time and place of the sale of the Property, for not less than four weeks in a newspaper of general circulation in each county in which the Property is situated, and shall mail copies of such notice of sale to Borrower and other persons as prescribed by law. After the lapse of such time as may be required by law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder for cash at the time and place (which may be on the Property or any part

Hopp & Associates, PC
Phone 303 • 776 • 4045 353 Main Street, Longmont, Colorado 80501 Fax 303 • 682 • 2777

thereof as permitted by law) in one or more parcels as Trustee may think best and in such order as Trustee may determine. Lender or Lender's designee may purchase the Property at any sale. It shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.

Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorney's fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled thereto.

19. Borrower's Right to Cure Default. Whenever foreclosure is commenced for non-payment of any sums due hereunder, the owners of the Property or parties liable hereon shall be entitled to cure said default by paying all delinquent principal and interest payments due as of the date of cure, costs, expenses, late charges, attorney's fees and other fees all in the manner provided by law. Upon such payment, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as though no Acceleration had occurred, and the foreclosure proceedings shall be discontinued.

20. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property; however, Borrower shall, prior to Acceleration under paragraph 18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

Lender or the holder of the Trustee's certificate of purchase shall be entitled to a receiver for the Property after Acceleration under paragraph 18 (Acceleration; Foreclosure; Other Remedies), and shall also be so entitled during the time covered by foreclosure proceedings and the period of redemption, if any; and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Borrower or of the then owner of the Property, and without regard to the value thereof. Such receiver may be appointed by any Court of competent jurisdiction upon ex parte application and without notice - notice being hereby expressly waived.

Upon acceleration under paragraph 18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, Lender, in person, by agent or by judicially-appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied first, to payment of the costs of preservation and management of the Property, second, to payments due upon prior liens, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

21. Release. Upon payment of all sums secured by his Deed of Trust, Lender shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Note. Borrower shall pay all costs of recordation and shall pay the statutory Trustee's fees. If Lender shall not produce the Note as aforesaid, then Lender, upon notice in accordance with paragraph 16 (Notice) from Borrower to Lender, shall obtain, at Lender's expense, and file any lost instrument bond required by Trustee or pay the cost thereof to effect the release of this Deed of Trust.

22. Waiver of Exemptions. Borrower hereby waives all right of homestead and any other exemption in the Property under state or federal law presently existing or hereafter enacted.

23. Escrow Funds for Taxes and Insurance. This paragraph 23 is not applicable if Funds as defined below are being paid pursuant to a prior encumbrance. Subject to applicable law, Borrower shall pay to Lender, on each day installments of principal and interest are payable under the Note, until the Note is paid in full, a sum (herein referred to as "Funds") equal to (see alternate escrow provision below) of the yearly taxes and assessments which may attain priority over this Deed of Trust, plus (see alternate escrow provision below) of yearly premium installments for Property Insurance, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof, taking into account any excess Funds not used or shortages.

The principal of the Funds shall be held in a separate account by the Lender in trust for the benefit of the Borrower and deposited in an institution the deposits or accounts of which are insured or guaranteed by a

federal or state agency. Lender shall apply the Funds to pay said taxes, assessments and insurance premiums. Lender may not charge for so holding and applying the funds, analyzing said account or verifying and compiling said assessments and bills. Lender shall not be required to pay Borrower any interest or earnings on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Deed of Trust.

If the amount of the Funds held by Lender shall not be sufficient to pay taxes, assessments and insurance premiums as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within 30 days from the date notice is given in accordance with paragraph 16 (Notice) by Lender to Borrower requesting payment thereof.

Upon payment in full of all sums secured by this Deed of Trust, Lender shall simultaneously refund to Borrower any Funds held by Lender. If under paragraph 18 (Acceleration; Foreclosure; Other Remedies) the Property is sold or the Property is otherwise acquired by Lender, Lender shall apply, no later than immediately prior to the sale of the Property or its acquisition by Lender, whichever occurs first, any Funds held by Lender at the time of application as a credit against the sums secured by this Deed of Trust.

Alternate Escrow Provision: Borrower shall be responsible for payment of taxes and insurance directly to the payee thereof pursuant to Paragraphs 6 and 7 herein, if any. Lender shall have no obligation to escrow any funds for such purposes pursuant to this paragraph 23, however, in the event of any default, acceleration, foreclosure, or exercise of any other remedies by Lender pursuant to any of the terms of this Deed of Trust, Lender may thereafter require Borrower to pay to Lender, on each day installments of principal or interest, or both, are payable under the Note, until the Note is paid in full, a sum (herein referred to as "**Funds**") equal to all the yearly taxes and assessments which may attain priority over this Deed of Trust, plus all of any yearly premium installments for Property Insurance, all as reasonably estimated from time to time by Lender on the basis of assessments and bills or reasonable estimates thereof. Alternatively, Lender may pay the current annual estimated taxes or the current annual estimated insurance premium and add such payment or payments to the Note. Should Lender exercise this right at any time and from time to time, then the provisions hereinabove regarding escrow of Funds shall apply to Lender.

24. Transfer of the Property; Assumption. The following events shall be referred to herein as a "Transfer": (i) a transfer or conveyance of title (or any portion thereof, legal or equitable) of the Property (or any part thereof or interest therein), (ii) the execution of a contract or agreement creating a right to title (or any portion thereof, legal or equitable) in the Property (or any part thereof or interest therein), (iii) or an agreement granting a possessory right in the Property (or any portion thereof), in excess of three (3) years, (iv) a sale or transfer of, or the execution of a contract or agreement creating a right to acquire or receive, more then fifty percent (50%) of the controlling interest or more than fifty percent (50%) of the beneficial interest in the Borrower, (v) the reorganization, liquidation or dissolution of the Borrower. Not to be included as a Transfer are (i) the creation of a lien or encumbrance subordinate to this Deed of Trust, (ii) the creation of a purchase money security interest for household appliances, or (iii) a transfer by devise, descent or by operation of law upon the death of a joint tenant. At the election of Lender, in the event of each and every Transfer:

(a) All sums secured by this Deed of Trust shall become immediately due and payable (Acceleration).

(b) If a Transfer occurs and should Lender not exercise Lender's option pursuant to this paragraph 24 to Accelerate, Transferee shall be deemed to have assumed all of the obligations of Borrower under this Deed of Trust including all sums secured hereby whether or not the instrument evidencing such conveyance, contract or grant expressly so provides. This covenant shall run with the Property and remain in full force and effect until said sums are paid in full. The Lender may without notice to the Borrower deal with Transferee in the same manner as with the Borrower with reference to said sums including the payment or credit to Transferee of undisbursed reserve Funds on payment in full of said sums, without in any way altering or discharging the Borrower's liability hereunder for the obligations hereby secured.

(c) Should Lender not elect to Accelerate upon the occurrence of such Transfer then, subject to (b) above, the mere fact of a lapse of time or the acceptance of payment subsequent to any of such events, whether or not Lender had actual or constructive notice of such Transfer, shall not be deemed a waiver of Lender's right to make such election nor shall Lender be estopped therefrom by virtue thereof. The issuance on behalf of the Lender of a routine statement showing the status of the loan, whether or not Lender had actual or constructive notice of such Transfer, shall not be a wavier or estoppel of Lender's said rights.

25. Assumption by New or Alternate Borrower Entity. Borrower and Lender agree that Borrower may assign the Property to a new or to be formed property development entity established and owned by Borrower and such assignment shall not constitute a "Transfer" of the Property under paragraph 24.

26. Registered Agent. Borrower and, in the event of an assignment pursuant to paragraph 25, any assignee of Borrower, shall at all times maintain a registered agent within the State of Colorado and as reflected in the records of the Colorado Secretary of State.

All references in this Deed of Trust to any new development entity shall be deemed, in each instance, to include all replacements thereof, and any renewals, modifications, substitutions, supplements and extensions thereof or of any such replacement entity. The Note and any other obligations shall continue to be secured by this Deed of Trust as to any new development entity established by the Borrower.

277. Borrower's Copy. Borrower acknowledges receipt of a copy of the Note and this Deed of Trust.

EXECUTED BY BORROWER

(signatures and notary follow)

Borrower:

Roi Dev Canada Inc.,
A Canadian business corporation

By: [signature]
Sebastien Cliche, Sole Director and Secretary

STATE OF Quebec]
] ss.
COUNTY OF Canada]

The foregoing instrument was acknowledged before me on June 8th, 2015 by Roi Dev Canada Inc., a Canadian business corporation, by Sebastien Cliche, sole Director and Secretary.

My commission expires: N/A

My Notary ID number: M0284

[signature] notary
Notary Public

Recording Information:

H

&

A

EXHIBIT "A"

A parcel of land being a part of the Northwest Quarter (NW) and the Southwest Quarter (SW) of Section 28, Township 5 North, Range 65 West of the 6th P.M., City of Evans, County of Weld, State of Colorado, more particularly described as follows:
COMMENCING at the Northwest Corner of said Section 28 and assuming the North line of the Northwest Quarter (NW) to bear North 89°31'10" East, a grid bearing of the Colorado State Plane Coordinate System, North Zone, North American Datum 1983/92, a distance of 2,630.69 feet with all other bearings herein relative thereto;
THENCE South 00°00'23" West along the West line of the Northwest Quarter (NW) of said Section 28 a distance of 1200.00 feet to the TRUE POINT OF BEGINNING;
THENCE North 87°13'20" East a distance of 5.50 feet;
THENCE North 85°13'24" East a distance of 96.81 feet;
THENCE South 27°27'46" East a distance of 242.29 feet;
THENCE South 67°37'10" East a distance of 57.18 feet;
THENCE South 89°36'15" East a distance of 149.42 feet;
THENCE South 81°22'04" East a distance of 17.54 feet;
THENCE South 76°20'32" East a distance of 15.18 feet;
THENCE South 69°24'31" East a distance of 54.03 feet;
THENCE North 87°45'26" East a distance of 458.26 feet;
THENCE North 84°16'13" East a distance of 454.19 feet;
THENCE North 87°57'48" East a distance of 396.97 feet;
THENCE South 86°26'03" East a distance of 219.45 feet;
THENCE South 87°36'34" East a distance of 235.89 feet;
THENCE South 76°40'27" East a distance of 81.06 feet;
THENCE South 55°55'59" East a distance of 124.57 feet;
THENCE South 49°46'47" East a distance of 82.48 feet;
THENCE South 65°54'17" East a distance of 62.19 feet;
THENCE South 81°40'54" East a distance of 64.18 feet to the East line of the Northwest Quarter (NW) of said Section 28;
THENCE South 00°03'06" East along the East line of the Northwest Quarter (NW) of said Section 28 a distance of 925.43 feet to the South line of the Northwest Quarter (NW) of said Section 28;
THENCE South 00°04'21" East along the East line of the Southwest Quarter (SW) of said Section 28 a distance of 43.09 feet to the South line of a parcel of land described in Reception No. 3040268 of the Records of Weld County;
THENCE South 89°35'54" West along the South line of said parcel of land a distance of 941.80 feet;
THENCE North 42°29'30" West along the Westerly line of said parcel of land described in Reception No. 3040268 a distance of 59.84 feet to the South line of the Northwest Quarter (NW) of said Section 28 and the Southeast Corner of a parcel of land described in Reception No. 3040269 of the Records of Weld County;
THENCE North 43°25'30" West along the Easterly line of said parcel of land described in Reception No. 3040269 a distance of 28.42 feet to the North line of said parcel of land;
THENCE South 89°53'24" West along the North line of said parcel of land described in Reception No. 3040269 a distance of 1631.39 feet to the West line of the (NW) of said Section 28;
THENCE North 00°00'23" East along the West line of the Northwest Quarter (NW) a distance of 1391.36 feet to the POINT OF BEGINNING.

AND

The Northeast Quarter (NE) of Section 29, Township 5 North, Range 65 West of the 6th P.M., in the City of Evans, County of Weld, State of Colorado, EXCEPTING THEREFROM parcels of land conveyed by instruments recorded in Book 114 at Page 124, in Book 258 at Page 186 and in Book 1557 as Reception No. 2610151.

EXHIBIT "B"

Western Land Title Insurance Company

COMMITMENT FOR TITLE INSURANCE

SCHEDULE B - SECTION II
EXCEPTIONS

Effective Date: May 15, 2015 at 7:30am

The Policy or Policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company:

1. Rights or claims of parties in possession not shown by the Public Records.

2. Easements or claims of easements not shown in the Public Records.

3. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, and any facts which a correct survey and inspection of the land would disclose, and which are not shown by the public record.

4. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

5. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires of record for value the estate or interest or mortgage thereon covered by this Commitment.

6. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof.

7. Any water rights or claims or title to water, in or under the land, whether or not shown by the public records.

8. Taxes due and payable; and any tax, special assessments, charge or lien imposed for water or sewer service, or for any other special taxing district. Note: Upon verification of payment of all taxes the above exception will be amended to read, "Taxes and assessments for the current year, and subsequent years, a lien not yet due and payable."

9. Rights of way, whether in fee or easement only, for county roads 30 feet wide on each side of section and township lines as established by Order of the Board of County Commissioners for Weld County recorded October 14, 1889 in Book 86 at Page 273.

10. Reservations by the Union Pacific Railroad Company of (1) all coal and other minerals underlying subject property, (2) the exclusive right to prospect for, mine and remove coal and other minerals, and (3) the right of ingress and egress and regress to prospect for, mine and remove coal and other minerals, all as contained in Deed recorded August 23, 1899 in Book 170 at Page 462, and any interests therein or rights thereunder.

EXHIBIT "B" (continued)

11. Right of way, whether in fee or easement only, for Lateral Ditch, as conveyed by instrument recorded April 5, 1903 in Book 207 at Page 179, in which the specific location is not defined.

12. Terms, agreements, provisions, conditions and obligations as contained in Agreement by and between John M. Michael and Jerome Igo recorded December 19, 1907 in Book 272 at Page 12.

13. This item is hereby intentionally deleted.

14. Right of way, whether in fee or easement only, for Ramsdell Lateral as conveyed by instrument recorded March 23, 1922 in Book 655 at Page 396, in which the specific location is not defined.

15. Oil and gas lease between Union Pacific Railroad Company and Pan American Petroleum Corp. recorded February 16, 1971 at Reception No. 1563223, and any interests therein or rights thereunder.

16. Oil and gas lease between Roland L. Coltrane, Dorene J. Igo-Ancillary Personal Representative for the William J. Igo Estate, Robert Paul Igo, & Margaret Virginia Igo Peterson, and Aenn Energy Co. dated April 1, 1981, recorded June 29, 1981 in Book 940 as Reception No. 1861871, and any interests therein or rights thereunder.

17. Right of way, whether in fee or easement only, to lay, maintain, inspect, replace, erect, operate, and remove one pipeline and appurtenances, as granted to Snyder Oil Corporation by Roland L. Coltrane, Dorane 0, Igo, Margaret Virginia Igo Peterson, and Robert Paul Igo, in the instrument recorded February 10, 1995 in Book 1479 as Reception No. 2426211, the location of which is shown in the map attached to said instrument.

18. Terms, agreements, provisions, conditions and obligations as contained in Surface Owner's Agreement by and between May Ann Feuerstein and Kenneth Homyak and Union Pacific Resources Company recorded December 16, 1992 in Book 1363 as Reception No. 2314776.

19. Right of way, whether in fee or easement only, for 3" gas pipeline and appurtenances, granted to SOCO Wattenberg Corporation by Mary Ann Feuerstein and Kenneth Homyak by instrument recorded March 3, 1993 in Book 1372 as Reception No. 2323860, in which the specific location of the easement is not defined.

20. Right of way, whether in fee or easement only, for various purposes, granted to Snyder Oil Corporation by Kenneth Homyak by instrument recorded August 12, 1994 in Book 1454 as Reception No. 2402117, in which the specific location of the easement is not defined.

21. Right of way, whether in fee or easement only, for various purposes, granted to Snyder Oil Corporation by Mary Ann Feuerstein by instrument recorded August 12, 1994 in Book 1454 as Reception No. 2402118, in which the specific location of the easement is not defined.

22. Right of way, whether in fee or easement only, for pipeline and appurtenances, granted to Snyder Oil Corporation by Mary Ann Feuerstein by instrument recorded August 16, 1994 in Book 1455 as Reception No. 2402528, in which the specific location of the easement is not defined.

EXHIBIT "B" (continued)

23. Right of way, whether in fee or easement only, pipeline and appurtenances, granted to Snyder Oil Corporation by Kenneth Hornyak by instrument recorded August 16, 1994 in Book 1455 as Reception No. 2402529, in which the specific location of the easement is not defined.

24. Right of way, whether in fee or easement only, for pipeline and appurtenances, granted to Snyder Oil Corporation by Kenneth Hornyak by instrument recorded July 7, 1995 in Book 1500 as Reception No. 2445641 , in which the specific location of the easement is not defined.

25. Right of way, whether in fee or easement only, for various purposes, granted to Snyder Oil Corporation by Kenneth Hornyak by instrument recorded July 7, 1995 in Book 1500 as Reception No. 2445642, in which the specific location of the easement is not defined.

26. Right of way, whether in fee or easement only, for pipeline and appurtenances, granted to Snyder Oil Corporation by Mary Ann Feuerstein by instrument recorded July 7, 1995 in Book 1500 as Reception No. 2445643, in which the specific location of the easement is not defined.

27. Right of way, whether in fee or easement only, for various purposes, granted to Snyder Oil Corporation by Mary Ann Feuerstein by instrument recorded July 7, 1995 in Book 1500 as Reception No. 2445644, in which the specific location of the easement is not defined.

28. Oil and gas lease between Union Pacific Resources Company and Snyder Oil Corporation recorded July 12, 1995 at Reception No. 2446530, and any interests therein or rights thereunder.

29. Oil and gas lease between Union Pacific Resources Company and Snyder Oil Corporation recorded April 30, 1996 at Reception No. 2488267, and any interests therein or rights thereunder.

30. Terms, agreements, provisions, conditions, obligations and restrictions, as Annexation Agreement recorded April 3, 2002 as Reception No. 2939511 and Annexation Maps recorded April 3, 2002 at Reception No. 2939512 and Reception No. 2939513.

31. All items as set forth on the ALTA/ACSM Land Title Survey recorded December 30, 2003 at Reception No. 3139679.

32. Terms, conditions, provisions and obligations of Resolution no. 55-2008, recorded November 26, 2008 at Reception No. 3592075.

33. Right(s) of way, including its terms and conditions, whether in fee or easement only, as granted to Kinder Morgan Interstate Gas Transmission LLC, as described in instrument recorded April 25, 2008 at Reception No. 3549952.

34. Terms, agreements, provisions, conditions, obligations and easements as contained in Surface Use Agreement, recorded July 16, 2009 at Reception No. 3636904.

35. Terms, conditions, provisions and obligations of Notice of Right to Use Surface of Land, recorded February 25, 2010 at Reception No. 3677921.

EXHIBIT "B" (continued)

36. Notice of Property line Waiver recorded June 17, 2010 at Reception No. 3630696, at Reception No. 3630697, at Reception No. 3630698 and at Reception No. 3630699.

37. Request for Notification of Surface Development recorded by Noble Energy, Inc., et al recorded October 15, 2007 at Reception No. 3511025.

38. Request for Notification of Surface Development recorded by Kerr-McGee Oil & Gas Onshore LP December 21, 2007 at Reception No. 3525268.

39. Any leases or tenancies and any and all parties claiming by, through, or under such leases or tenancies.

40. The following items as setforth on the ALTA/ACSM Land Title Survey prepared by King Surveyors, dated March 3, 2015, File name: 20150SIALTA, to-wit:
a. Concrete and Dirt Ditches.
b. Surveyors note 4.
c. Dirt and gravel Access roads.
d. Irrigation Structures.
e. Any loss or damage arising from the fact that the fence lines on or near the perimeter of subject property do not coincide with the exact property lines as described in Improvement Location to Propert Line Table.
f. Bridges.
g. Notes.

NOTE: The following notices pursuant to CRS 9-1.5-103 concerning underground facilities have been filed with, the Clerk and Recorder. These statements are general and do not necessarily give notice of underground facilities within the property.
(a) Mountain Bell Telephone Company, recorded October 1, 1981 in Book 949 as Reception No. 1870705.
(b) Colorado Interstate Gas Company, recorded August 31, 1984 in Book 1041 as Reception No. 1979784.
(c) Associated Natural Gas, Inc., recorded April 10, 1989 in Book 1229 as Reception No. 2175912.
(d) Western Slope Gas Company, recorded March 9, 1983 in Book 990 as Reception No. 1919757.
(e) Panhandle Eastern Pipe Line Company, recorded June 26, 1986 in Book 1117 as Reception No. 2058722.

ASSIGNMENT OF BILL OF SALE

FOR VALUE RECEIVED, including the gross purchase price as described in that certain Agreement for Purchase and Sale of Equivalent Residential Units dated November 24, 2014, receipt of which is hereby acknowledged, Great Northern Properties, LLLP, a Colorado limited liability limited partnership, and Bensler Family LLLP, a Colorado limited liability limited partnership ("Seller") do hereby assign, sell, transfer and deliver to and Roi Dev Canada Inc., a Canadian Business Corporation company ("Buyer") all of Seller's right, title and interest in and to:

Seven Hundred Sixty-Three (763) EQR's held in the City of Evans water bank for the benefit of Seller (the "Property").

Seller warrants that at the time of sale, Seller is the lawful owner of the Property described above and that the Property is free of all liens and encumbrances, subject to the conditions, restrictions and equitable interests of the City of Evans. This transfer and conveyance is binding on all persons claiming from, through or under Seller, and this transfer and conveyance is absolute and unconditional so as to vest title and any claims on warranties in Buyer, and Buyer's successors and assigns.

IN WITNESS WHEREOF, Seller and Buyer execute this Assignment and Bill of Sale on this ___ day of June, 2015.

SELLER:

Great Northern Properties, LLLP
A Colorado limited liability limited partnership

By: ____________________
John Daniel Wheeler, Managing Partner
Managing Partner

Bensler Family LLLP, a Colorado limited liability limited partnership

By: ____________________
William C. Bensler, Managing Partner

BUYER:

Roi Dev Canada Inc.
a Canadian Business Corporation

By: ____________________
Sebastien Cliche
Title: Sole Director and Secretary

ACKNOWLEDGED BY:

City of Evans

By: ____________________
Fred Starr, Public Works Director